UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23410

FROST FAMILY OF FUNDS

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of Principal Executive Offices, Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-877-713-7678

Date of fiscal year end: July 31, 2021

Date of reporting period: July 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Frost
INVESTMENT ADVISORS
Frost Family of Funds
Annual Report
July 31, 2021
FROST GROWTH EQUITY FUND
FROST TOTAL RETURN BOND FUND
FROST CREDIT FUND
FROST LOW DURATION BOND FUND
FROST MUNICIPAL BOND FUND
Investment Adviser:
Frost Investment Advisors, LLC

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

The Funds file their complete schedule of investments of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-PORT within sixty days after period end. The Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-71-FROST; and (ii) on the Commission’s website at http://www.sec.gov.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholder,

It is my pleasure to address the shareholders of the Frost Family of Funds for the first time. The past year has seen many changes, both in the markets and at Frost Investment Advisors, the manager of the Frost Funds.

In the markets we’ve seen a remarkable recovery from the downturn of March last year, with the equity markets rising to and recording numerous all-time highs, and with the bond markets continuing to record gains, continuing almost 40 years of a bull market. Here at Frost we saw the retirement of our longtime leader, Tom Stringfellow, in February of this year.

I come back to Frost Investment Advisors as President, having previously served as one of the founding managing directors of the firm, with a stint as the lead of portfolio management for the wealth management group of our parent company, Frost Bank. I return to a firm that has seen continued success in many areas, evidenced by our growth as a mutual fund manager from a starting asset level of $1.6 billion in 2008 to approximately $4.3 billion at the end of this fiscal year (July 31, 2021).

I’m very proud of what our team has achieved, over the past year and over our history. We continue to perform very well against our peers in the fixed income and equity space, which is no small feat for our boutique firm. I am excited to see what we can accomplish over the coming years, as I believe we are very well-placed to continue our success.

I am also humbled to be in service to you, our loyal shareholders. We could not have seen the success we’ve had to date without you and your continued support.

Sincerely,

Mace M. McCain

Past performance does not guarantee future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. Investment performance reflects voluntary fee waivers in effect. Absent these waivers, total return and yield would be reduced. There can be no assurance that Frost Investment Advisors, LLC will continue to waive fees. For performance data current to the most recent month end, please call 877.713.7678.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. These views are subject to change and are not intended to predict or guarantee the future performance of any individual security or the markets in general. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased. The securities discussed do not represent an account’s entire portfolio and in the aggregate may represent only a small percentage of an account’s portfolio holdings.

Mutual fund investing involves risk including possible loss of principal. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Bond and bond funds are subject to interest rate risk and will decline in value as interest rates rise. REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. The primary risk of derivative instruments is that changes in the market value of securities held by the fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives are also subject to illiquidity and counter party risk. Diversification does not protect against market loss.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Manager Commentary

Equity markets completed a strong 12-month period ending July 31, with the S&P 500 gaining more than 36% and the index having now strung together five consecutive quarters with at least a 5% gain since the market bottomed in March of last year. The stock market has been supported over much of the last 12 months by unprecedented monetary and fiscal stimulus, better-than-expected economic data, and exceptional resilience in corporate earnings. Interestingly, the National Bureau of Economic Research recently declared that the pandemic-sparked recession ended in April 2020, or just two months after it started, making it the shortest recession on record.

Looking at the fund’s performance, the portfolio generated solid absolute returns but underperformed its benchmark, the Russell 1000 Index. For the fiscal year 2021 period, the Frost Growth Equity Fund Institutional Class returned 31.83%, which compared to the Russell 1000 Growth Index return of 36.68%.

The majority of the underperformance occurred in the calendar fourth quarter of 2020, following the positive vaccine news, which sparked a powerful rotation into cyclical and smaller capitalization stocks, with the Russell 2000 small-cap index posting its best month ever in November. The fund is more heavily exposed to secular growth stocks, which are less reliant on a strong economy to grow, but also tend to underperform when investors want more leverage to an improving economy. At the sector level, the fund’s relative underperformance was largely isolated to the information technology, consumer discretionary, and health care sectors. In information technology, an underweight to semiconductor capital equipment hurt performance, as did an overweight in Salesforce.com. Salesforce has lagged behind the broader market as investors have been hesitant about the Slack acquisition that the company announced late last year. We like the Slack deal, and see tremendous synergies between the products of the two companies, viewing the underperformance in the stock as an opportunity. Performance in consumer discretionary was hurt by an overweight in Amazon, and an underweight in Tesla. Amazon’s stock price has been largely flat for the past year, even though the company’s business was significantly strengthened as a result of the COVID-19 pandemic; the stock is not the first place investors look when they want more economic sensitivity. Lastly, in health care, performance was negatively impacted by our biopharma holdings, in particular Vertex Pharmaceuticals. Vertex has a $7 billion-a-year cystic fibrosis business with long patent protection, but the company has had mixed results trying to build out a second franchise outside of cystic fibrosis.

Looking forward, despite uncertainty regarding the impact from the COVID-19 delta variant, we are generally constructive about the potential for continued solid economic growth. The backdrop still remains accommodative from a monetary perspective, and we are little more than a year into the current expansion. Global growth momentum is poised to moderate from unsustainably high levels, but we think the economic recovery should continue and even broaden out to include areas that were negatively impacted by the pandemic. We remain most focused on the structural business changes resulting from the pandemic, such as digital transformation, and on which companies are benefitting from or enabling such transformation. We continue to focus most of our time and effort on identifying innovative, competitively differentiated businesses led by great management teams that are often times disrupting large markets and that we feel can generate above-average earnings and cash flow growth on a sustainable basis.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST GROWTH EQUITY FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Fund Recap

•

The Bloomberg Barclays U.S. Aggregate Bond Index (the Agg) returned negative 0.70% for the fiscal year ended July 31, 2021. The Frost Total Return Bond Fund Institutional Class returned 6.85% for the same period, bettering the benchmark by 7.55 percentage points.

•

For fiscal 2021, the fund maintained its rate profile in a range of 3.25 to 3.90 effective duration, with the lower end of the range met as the new year began, rising to the upper range at the end of the second quarter.

•

With the benchmark average duration now over 6.0 years, the fund’s underweight duration allocation resulted in positive outperformance in the first half as U.S. Treasury yields finished higher over this six-month period.

•	The fund was overweight the credit sectors (high yield, corporates, collateralized loan obligations and asset-backed securities) and underweight allocations to U.S. government bonds.

•	The allocation to credit resulted in outperformance relative to the benchmark as the credit markets outperformed U.S. government sectors.

•	The fund saw meaningful contribution from individual securities in the investment-grade high-yield corporates and asset-backed securities sectors.

•

The fund held an average allocation of 4% to energy during the period. This resulted in positive relative performance, as several of the fund’s oil holdings saw significant outperformance. Relative to the benchmark, the fund was underweight the U.S. Treasury, corporate and RMBS sectors and overweight ABS, CMBS and CLOs.

Strategy

Our one-year total return outlook for the U.S. bond market is for returns of between 0.0% and 1%, which is low by any historical measure but reflective of the exceptionally low rate environment. We are underweight interest rate risk entering the second half, as we have been for some time. We continue to feel that the risk/reward for holding any elevated levels of rate risk is poor, and as a result we expect to keep the fund’s effective duration meaningfully lower than that of the benchmark. We begin the second half with a target effective duration of approximately 4 for the fund compared to 6.50 for the benchmark.

Floating-rate coupon bonds remain a focus for the fund, with a targeted allocation of between 20-25%. This allocation supports our strategy to overweight the low duration portion of the yield curve. Credit spreads across virtually every sector sit at or near all-time lows. Credit is likely to benefit from aggressive central bank policies and most likely will outperform government bonds, but relative performance for the sector will likely be much tighter than what we saw last year.

The manager is lowering the fund’s allocation to generic risk, choosing to take the majority of its interest rate risk via U.S. Treasuries, minimizing undue rate risk within the credit sectors. We expect that any selloff on the long end of the yield curve due to rate rises is likely to pose as much downside risk to investment-grade corporate bonds as it will Treasuries. In other words, 30-year maturity BBB corporate bonds may decline more than 30-year Treasury bonds due to correlation in the face of a potential market selloff.

The fund remains focused on generating above-average dividend income relative to its benchmark. We expect that individual security selection will continue to be the focus going forward and we remain positioned to cut rate risk aggressively further if a selloff appears imminent.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

(5)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST TOTAL RETURN BOND FUND

Bond Credit Quality as of July 31, 2021

Credit Rating(1)	Percentage of Total Investments
AAA	18%
AA	10%
A	7%
BBB	13%
Below Investment Grade	19%
Treasury	25%
Agency	7%
Cash	1%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Fund Recap

•

The fund’s hybrid benchmark (50% Bloomberg Barclays US Credit Index/50% Bloomberg Barclays US Corporate High Yield Index) returned 5.84% for the year. The Frost Credit Fund Institutional Class returned 11.12% over the same period.

•	The fund is underweight interest rate risk entering the second half. We continue to think the reward for holding material levels of rate risk is too low.

•

We expect to maintain the fund’s effective duration at a lower value than that of the benchmark. Our current target effective duration for the fund is between 2-2.25 years, compared to 2.6 for the benchmark.

•

While we expect to be underweight in duration and interest rate risk in the fund relative to the benchmark as long as this low-yield environment continues, we also believe that as the Fed continues to be highly accommodative, short-term yields will remain low.

•

With the significant underperformance in the lower-rated parts of the investment grade sector in the first half of 2020, BBB-rated bonds across ABS and corporates are currently undervalued in our view.

Strategy

With the continued rally in credit and compression of spreads, we remain cautious about the relative value of credit. The injection of monetary and fiscal stimulus into the economy has led to outsized returns over the past year, coupled with a potentially overheated economy. We expect volatility to continue and feel that security selection will be crucial throughout the rest of the year. We do not expect to make significant changes to our allocation to corporate, CLO, CMBS and ABS bonds.

We are underweight duration compared to our benchmark, and we intend to remain underweight over the next year. Even though we don’t expect rates to rise in a substantial way in the near term, we would not be surprised to see an increase and don’t see value in taking significant rate risk at this time.

We are underweight high-yield risk compared to the fund’s benchmark and within high-yield we are underweight in CCC exposure (less than a 5% allocation).

We are underweight in investment-grade and high-yield corporate bonds with an allocation of approximately 40%.

Our exposure to the ABS sector declined to 13% at the end of the first half as bonds matured or were called. Even though spreads remain on the low end of long-term ranges, we believe ABS still represents fair relative value. As such, we intend to maintain or slightly increase our allocation over the next several months.

We remain overweight in CLOs (30% allocation) due to the strong relative value offered by this sector. We have moved up in credit quality over the past few years as the underlying loans have deteriorated in quality. As such, now a large portion of the CLOs in the fund are rated A- or higher.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares and A Class Shares would be lower due to differences in fee structures.

(2)	Both Institutional Class Shares and Investor Class Shares commenced operations on December 3, 2012.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	A Class Shares commenced operations on June 1, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST CREDIT FUND

Bond Credit Quality as of July 31, 2021

Credit Rating(1)	Percentage of Total Investments
AAA	1%
AA	7%
A	22%
BBB	22%
Below Investment Grade	39%
Agency	4%
Cash	5%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Fund Recap

•	The Bloomberg U.S. Government Credit 1 to 5 Year Bond Index returned 0.43% over the past year. The Frost Low Duration Bond Fund Institutional Class returned 1.82% over the same period.

•	The fund maintained an underweight allocation to interest rate risk, with an effective duration profile of between 2.1 and 2.30 years.

•

Short-term interest rates in the first half of the year increased slightly, so the fund’s duration profile had a positive attribution effect of approximately 0.25% relative to its benchmark over the first half.

•

The fund is underweight the U.S. Treasury sector, with an average allocation of approximately 23% compared to over 60% in the benchmark. This weighting helped the fund’s relative performance to the benchmark.

•	The fund held a large allocation in the ABS sector, and this helped performance for the year. The fund’s largest ABS collateral type was auto loans.

•

The fund held an allocation of approximately 19% to the corporate sector in the first half of 2021. While this was a meaningful underweight allocation relative to the benchmark, it did not result in any meaningful attribution effect.

•	The fund was overweight credit risk, which had a small positive effect on performance.

•

The fund’s income generation declined with the fall in short-term interest rates in 2020. The typical result for a low duration short-maturity strategy such as this is that income will fall, lagging by a year to 18 months, after a major move in short-maturity yields.

Strategy

The fund is underweight interest rate risk. We continue to feel that the reward for holding material levels of rate risk is poor. We expect to maintain the fund’s effective duration at a level lower than that of the benchmark. Our current target for effective duration in the fund is between 2-2.25 years, compared to 2.6 for the benchmark.

While we expect to be underweight duration and interest rate risk in the fund relative to the benchmark as long as this low-yield environment continues, we also believe that as the Fed continues to be highly accommodative, short-term yields will remain low.

We continue to see the ABS sector as a source of value for the fund, and as we look ahead, we feel the sector is cheaper on a relative value basis than it has been in years. We expect to maintain the fund’s large overweight allocation to the ABS sector and may increase it further. Our focus in ABS continues to be consumer-related loans such as auto loans and credit card receivables. We expect the fund’s overall ABS allocation for the near term to sit at approximately 50%.

With the significant underperformance in the lower-rated areas of the investment grade sector during 2020, BBB-rated bonds across ABS and corporates are currently undervalued in our estimation. We would expect to increase this credit-risk allocation as the year progresses.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST LOW DURATION BOND FUND

Bond Credit Quality as of July 31, 2021

Credit Rating(1)	Percentage of Total Investments
AAA	21%
AA	17%
A	17%
BBB	18%
Treasury	23%
Agency	2%
Cash	2%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Fund Recap

•

The Bloomberg Municipal Bond Index returned 3.29% for the full fiscal year ending July 31, 2021. The Frost Municipal Bond Fund Institutional Class returned 2.77% during the same period, resulting in underperformance of 0.52 percentage points for the year.

•	The fund maintained an underweight allocation to interest rate risk throughout the year, with a modified adjusted duration of 2.85 versus 5.03 for the index.

•

For the period ending July 31, 2021, the fund had an average maturity of 6.67 years compared to 13.07 years for the index. The fund continues to be materially underweight the 20-year and long-bond (more than 22 years) maturity buckets with 3.01% and 8.71% of allocation, respectively.

•

The fund’s benchmark had weights of 12.47% and 19.75% to the aforementioned maturity buckets, both boasting the strongest returns for the full year at 4.70% and 5.56%, respectively. This was the primary contributor to the fund’s underperformance for the fiscal year ending July 31, 2021.

•

The fund ending position by collateral type at the end of the fiscal year was 17.45% to general obligation bonds, 73.20% to revenue bonds and 9.35% cash. Ending weights for revenue bonds, GO bonds and pre-refunded (cash-comparable) in the benchmark were 66.98%, 27.70% and 5.32%.

•

For the period ending July 31, 2021, the fund on average was overweight credit risk, partially offsetting underperformance of shorter maturities. The fund had an 11% weight to high-yield municipal bonds. The index only consists of investment grade securities. The fund’s average credit quality was A rated compared to AA- for the index.

•

The fund continues to be invested primarily in municipal bonds issued in Texas, with an ending allocation at 60.29%; no other state represents an allocation over 10% in the fund. The benchmark’s top three allocations by state are California (16.90%), New York (16.15%) and Texas (9.52%).

•

The fund finished the period with an average coupon of 4.17% versus 4.49% for the index, providing for decent income generation relative to the benchmark and considering the short duration of the securities held in the fund. The average coupon for the fund declined over the course of the year from 4.48% at the end of fiscal year 2020 given the low interest rate environment.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Growth of a $1,000,000 Investment

(1)	The graph is based on only Institutional Class Shares; performance for Investor Class Shares would be lower due to differences in fee structures.

(2)	Institutional Class Shares commenced operations on April 25, 2008.

(3)

Effective March 31, 2015, Class A Shares were re-designated as Investor Class Shares. Prior to March 31, 2015, shareholders were charged a sales charge on purchases and redemptions of Class A Shares. The performance information provided for the period between the inception date and March 30, 2015 represents the performance of Investor Class Shares when they were called Class A Shares. The share class change had no impact on the Fund’s operations or investment policy.

(4)	Investor Class Shares commenced operations on August 28, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

The performance of the Fund would have been lower had the Adviser not waived a portion of its fees.

Please note that one cannot invest directly in an unmanaged index.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)	FROST MUNICIPAL BOND FUND

Bond Credit Quality as of July 31, 2021

Credit Rating(1)	Percentage of Total Investments
AAA	19%
AA	32%
A	24%
BBB	5%
Below Investment Grade	11%
Cash	9%

(1)

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or more of the four major nationally recognized statistical rating organizations (“NRSRO”). These four NRSRO’s currently are Standard & Poor’s, Moody’s, Fitch, and DBRS. When a security is rated by more than one NRSRO, the highest rating is used. These credit quality ratings are shown without regard to gradations within a given rating category.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST GROWTH EQUITY FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Shares	Value
COMMON STOCK§ — 99.9%

Communication Services — 16.7%

Alphabet, Cl C*	6,920	$18,714,586

Alphabet, Cl A*	7,054	19,007,215

Facebook, Cl A*	53,190	18,951,597

Match Group*	15,000	2,389,050

Netflix*	16,000	8,281,120

Pinterest, Cl A*	20,000	1,178,000

Roku, Cl A*	6,500	2,784,015

Snap, Cl A*	67,500	5,023,350

		76,328,933

Consumer Discretionary — 20.0%

Airbnb, Cl A*	15,000	2,160,150

Amazon.com*	12,071	40,167,339

Booking Holdings*	2,170	4,726,824

Chipotle Mexican Grill, Cl A*	3,500	6,522,040

Floor & Decor Holdings, Cl A*	20,000	2,440,200

Home Depot	28,590	9,382,952

Lululemon Athletica*	7,500	3,001,275

NIKE, Cl B	32,500	5,444,075

O’Reilly Automotive*	6,000	3,623,040

Starbucks	47,550	5,773,997

Tesla*	6,000	4,123,200

TJX	65,500	4,507,055

		91,872,147

Consumer Staples — 0.9%

Costco Wholesale	9,132	3,924,203

Financials — 2.6%

JPMorgan Chase	43,500	6,602,430

Moody’s	13,655	5,134,280

		11,736,710

Description	Shares	Value

Health Care — 10.4%

Abbott Laboratories	45,000	$5,444,100

Boston Scientific*	135,000	6,156,000

Danaher	27,000	8,032,230

Edwards Lifesciences*	36,000	4,041,720

Eli Lilly and Co	28,000	6,818,000

Humana	7,500	3,193,950

Merck	30,000	2,306,100

Seagen*	20,000	3,067,800

UnitedHealth Group	12,300	5,070,306

Zoetis, Cl A	17,235	3,493,534

		47,623,740

Industrials — 3.0%

Canadian Pacific Railway	65,200	4,845,664

Fortive	32,000	2,325,120

Uber Technologies*	40,000	1,738,400

Union Pacific	24,000	5,250,240

		14,159,424

Information Technology — 44.6%

Adobe*	19,750	12,277,192

Advanced Micro Devices*	32,500	3,451,175

Apple	233,584	34,070,562

Autodesk*	10,000	3,211,300

Lam Research	5,000	3,187,050

Marvell Technology	129,535	7,838,163

Mastercard, Cl A	39,910	15,402,865

Microsoft	166,750	47,508,743

NVIDIA	56,000	10,919,440

PayPal Holdings*	50,520	13,919,776

QUALCOMM	39,500	5,917,100

salesforce.com*	52,135	12,613,021

ServiceNow*	16,000	9,406,240

Square, Cl A*	10,000	2,472,600

Twilio, Cl A*	8,500	3,175,515

Visa, Cl A	65,600	16,163,184

Workday, Cl A*	12,500	2,930,000

		204,463,926

Materials — 1.2%

Sherwin-Williams	19,500	5,675,085

Real Estate — 0.5%

American Tower ‡	8,500	2,403,800

Total Common Stock (Cost $174,311,774)		458,187,968

Total Investments — 99.9% (Cost $174,311,774)		$458,187,968

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST GROWTH EQUITY FUND

Percentages are based on Net Assets of $458,508,921.

*	Non-income producing security.
§	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust

Cl — Class

As of July 31, 2021, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2021, there have been no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
U.S. TREASURY OBLIGATIONS — 23.0%

U.S. Treasury Bills
0.076%, 02/24/22 (A)	$5,000,000	$4,998,569
0.062%, 01/27/22 (A)	5,000,000	4,998,579

U.S. Treasury Bonds
2.331%, 02/15/51 (B)	10,000,000	5,616,986
1.875%, 02/15/41	30,000,000	30,337,500
1.375%, 11/15/40	30,000,000	27,867,187
1.250%, 05/15/50	25,000,000	21,280,273

U.S. Treasury Inflationary Protection Securities
1.000%, 02/15/46 to 02/15/48	17,733,060	24,315,029
0.875%, 01/15/29	31,983,300	37,995,577

U.S. Treasury Notes
2.875%, 05/15/28	200,000,000	225,171,876
2.375%, 05/15/29	17,000,000	18,642,891
1.625%, 05/15/31	5,000,000	5,183,594
1.500%, 08/15/26	15,000,000	15,585,937
1.250%, 03/31/28 to 04/30/28	40,000,000	40,740,625
1.125%, 02/15/31	65,000,000	64,431,250
0.875%, 11/15/30	25,000,000	24,273,437
0.375%, 07/15/24	15,000,000	15,014,063

Description	Face Amount	Value
0.125%, 08/31/22 to 11/30/22	$116,000,000	$116,028,946
0.105%, VAR US Treasury 3 Month Bill Money Market Yield+0.055%, 10/31/22	35,000,000	35,016,843

Total U.S. Treasury Obligations (Cost $677,328,907)		717,499,162

CORPORATE OBLIGATIONS — 20.2%

Communication Services — 0.6%

T-Mobile USA
3.500%, 04/15/31 (D)	4,000,000	4,195,228
2.625%, 02/15/29	2,000,000	2,000,410
2.550%, 02/15/31	13,000,000	13,307,450

		19,503,088

Consumer Discretionary — 6.0%

Airswift Global 8.668%, VAR ICE LIBOR USD 3 Month+8.500%, 05/12/25 (D)	13,000,000	12,870,000

Carnival 11.500%, 04/01/23 (D)	418,000	471,295

Choice Hotels International
3.700%, 01/15/31	3,000,000	3,289,710
3.700%, 12/01/29	8,000,000	8,730,960

Expedia 3.800%, 02/15/28	5,915,000	6,483,525

Expedia Group 4.625%, 08/01/27	5,000,000	5,705,229

Ford Motor
9.625%, 04/22/30	5,750,000	8,301,563
5.291%, 12/08/46	5,500,000	6,294,062
4.346%, 12/08/26	15,033,000	16,225,493

General Motors Financial 5.200%, 03/20/23	4,000,000	4,290,256

Jaguar Land Rover Automotive 4.500%, 10/01/27 (D)	6,000,000	5,887,800

Macy’s 8.375%, 06/15/25 (D)	7,000,000	7,630,000

Macy’s Retail Holdings 5.875%, 04/01/29 (D)	1,000,000	1,054,850

MajorDrive Holdings IV 6.375%, 06/01/29 (D)	12,500,000	12,312,500

Marriott International
3.500%, 10/15/32	3,000,000	3,237,213
2.850%, 04/15/31	3,000,000	3,072,463

Mohawk Industries 3.625%, 05/15/30	13,000,000	14,529,976

QVC
4.850%, 04/01/24	4,500,000	4,876,875
4.750%, 02/15/27	4,000,000	4,288,000

Scientific Games International 8.625%, 07/01/25 (D)	5,750,000	6,210,000

Sodexo 2.718%, 04/16/31 (D)	15,000,000	15,538,161

STL Holding 7.500%, 02/15/26 (D)	12,500,000	13,156,250

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

TransJamaican Highway 5.750%, 10/10/36 (D)	$1,484,526	$1,474,134

Under Armour 3.250%, 06/15/26	3,200,000	3,316,000

VistaJet Malta Finance 10.500%, 06/01/24 (D)	16,799,000	18,240,354

		187,486,669

Energy — 4.4%

Antero Midstream Partners
7.875%, 05/15/26 (D)	4,000,000	4,429,240
5.750%, 01/15/28 (D)	15,000,000	15,675,000

Apache 7.750%, 12/15/29	4,138,000	4,913,875

Intesa Sanpaolo 4.000%, 09/23/29 (D)	5,000,000	5,550,932

Marathon Oil 4.400%, 07/15/27	3,000,000	3,422,422

New England Power 2.807%, 10/06/50 (D)	5,000,000	4,751,501

Noble Holdings International Ltd.
11.000%, 02/15/28	1,893,334	2,063,734
11.000%, 02/15/28	869,000	947,210

Petroleos Mexicanos
6.840%, 01/23/30	4,000,000	4,172,800
5.350%, 02/12/28	7,000,000	6,898,500

Seadrill New Finance
12.000%, 07/15/25	13,575,356	7,737,953
12.000%, 07/15/25 (D)	65,338,161	37,242,752

Talen Energy Supply 7.250%, 05/15/27 (D)	1,500,000	1,368,240

Tiger Holdco Pte 13.000%, 06/10/23 (D)	15,200,000	15,344,005

Transocean 11.500%, 01/30/27 (D)	19,918,000	19,818,410

Transocean Sentry 5.375%, 05/15/23 (D)	4,594,861	4,330,656

		138,667,230

Financials — 3.3%

Aflac 3.600%, 04/01/30	5,000,000	5,702,699

Athene Holding 6.150%, 04/03/30	10,000,000	12,834,707

BAC Capital Trust XIV 4.000%, VAR ICE LIBOR USD 3 Month+0.400%, 09/15/21	6,870,000	6,856,259

BankUnited 5.125%, 06/11/30	9,450,000	11,136,572

Barclays MTN 4.972%, VAR ICE LIBOR USD 3 Month+1.902%, 05/16/29	2,000,000	2,360,018

Capital One Financial 3.800%, 01/31/28	5,000,000	5,647,519

Description	Face Amount	Value

Chubb INA Holdings 1.375%, 09/15/30	$5,000,000	$4,833,590

Credit Suisse Group 5.100%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.293%, 07/24/70	10,000,000	10,312,500

Enova International 8.500%, 09/15/25 (D)	12,557,000	13,074,976

Farmers Exchange Capital 7.050%, 07/15/28 (D)	6,075,000	7,609,724

Huntington Bancshares 2.550%, 02/04/30	3,000,000	3,190,700

Nasdaq 1.650%, 01/15/31	5,000,000	4,808,752

Raymond James Financial 3.750%, 04/01/51	3,000,000	3,369,822

Societe Generale 5.000%, 01/17/24 (D)	4,025,000	4,373,256

Wachovia 6.605%, 10/01/25	5,650,000	6,832,717

		102,943,811

Industrials — 2.2%

American Airlines Group
11.750%, 07/15/25 (D)	5,000,000	6,250,000
3.750%, 03/01/25 (D)	10,000,000	8,899,900

Boeing
2.950%, 02/01/30	3,344,000	3,463,267
2.850%, 10/30/24	1,625,000	1,700,263

Burlington Northern Santa Fe 7.290%, 06/01/36	5,000,000	7,743,421

Diana Shipping 8.375%, 06/22/26 (D)	3,300,000	3,395,700

Equifax 3.100%, 05/15/30	3,000,000	3,268,348

FedEx 3.100%, 08/05/29	5,000,000	5,474,307

Flowserve 3.500%, 10/01/30	4,000,000	4,253,437

General Electric MTN 5.875%, 01/14/38	4,377,000	6,052,150

Leidos 2.300%, 02/15/31	3,291,000	3,262,895

Teekay 9.250%, 11/15/22 (D)	13,750,000	14,214,063

		67,977,751

Information Technology — 2.8%

Amkor Technology 6.625%, 09/15/27 (D)	10,372,000	11,141,073

Avaya 6.125%, 09/15/28 (D)	4,000,000	4,280,000

Avnet 3.000%, 05/15/31	7,000,000	7,089,611

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Castle US Holding 9.500%, 02/15/28 (D)	$1,000,000	$1,042,680

Citrix Systems 3.300%, 03/01/30	6,000,000	6,387,833

Diebold Nixdorf
9.375%, 07/15/25 (D)	500,000	549,375
8.500%, 04/15/24	26,371,000	26,875,082

Jabil 3.600%, 01/15/30	4,496,000	4,875,649

Motorola Solutions 4.600%, 05/23/29	21,435,000	25,312,200

		87,553,503

Materials — 0.0%

Nacional del Cobre de Chile 3.150%, 01/15/51 (D)	500,000	479,780

Real Estate — 0.1%

Brookfield Property 5.750%, 05/15/26 ‡(D)	2,000,000	2,075,000

Utilities — 0.8%

Georgia Power 3.250%, 03/15/51	8,000,000	8,423,505

Pacific Gas and Electric
4.500%, 07/01/40	11,000,000	11,104,770
3.750%, 08/15/42	5,000,000	4,578,149

		24,106,424

Total Corporate Obligations (Cost $599,016,884)		630,793,256

COLLATERALIZED LOAN OBLIGATIONS — 19.2%

Apidos CLO XI, Ser 2021-11A, Cl CR3 2.134%, VAR ICE LIBOR USD 3 Month+2.000%, 04/17/34 (D)	13,750,000	13,743,070

Apidos CLO XI, Ser 2021-11A, Cl ER3 6.704%, VAR ICE LIBOR USD 3 Month+6.570%, 04/17/34 (D)	5,000,000	4,901,015

Apidos Funding RR Subsidiary, Ser 2018- 12RR, Cl A 1.656%, VAR ICE LIBOR USD 3 Month+1.530%, 04/15/31 (D)	3,000,000	3,025,110

Apidos XXVIII, Ser 2017-28A, Cl A2 1.534%, VAR ICE LIBOR USD 3 Month+1.400%, 01/20/31 (D)	15,000,000	14,992,470

Avery Point IV, Ser 2017-1A, Cl BR 1.725%, VAR ICE LIBOR USD 3 Month+1.600%, 04/25/26 (D)	605,740	605,923

Battalion Clo 17, Ser 2021-17A, Cl B 1.734%, VAR ICE LIBOR USD 3 Month+1.600%, 03/09/34 (D)	5,000,000	4,997,485

Description	Face Amount	Value

BCC Funding XVI, Ser 2019-1A, Cl B 2.640%, 09/20/24 (D)	$6,000,000	$6,060,986

BCC Funding XVI, Ser 2019-1A, Cl C 2.950%, 09/20/24 (D)	500,000	504,099

BCC Middle Market, Ser 2018-1A, Cl A1A 1.684%, VAR ICE LIBOR USD 3 Month+1.550%, 10/20/30 (D)	21,000,000	20,863,941

Benefit Street Partners CLO III, Ser 2021- IIIA, Cl BR2 2.534%, VAR ICE LIBOR USD 3 Month+2.400%, 07/20/29 (D)	15,000,000	14,992,425

Benefit Street Partners CLO IV, Ser 2021- IVA, Cl A2AR 1.684%, VAR ICE LIBOR USD 3 Month+1.550%, 01/20/32 (D)	8,750,000	8,745,608

Benefit Street Partners III, Ser 2017-IIIA, Cl DR 6.734%, VAR ICE LIBOR USD 3 Month+6.600%, 07/20/29 (D)	5,000,000	4,671,190

Benefit Street Partners VIII, Ser 2018-8A, Cl A1AR 1.234%, VAR ICE LIBOR USD 3 Month+1.100%, 01/20/31 (D)	5,450,000	5,450,218

BlueMountain, Ser 2019-2A, Cl A2R 1.955%, VAR ICE LIBOR USD 3 Month+1.800%, 08/20/32 (D)	23,000,000	22,997,999

Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2 1.934%, VAR ICE LIBOR USD 3 Month+1.800%, 04/17/31 (D)	4,500,000	4,477,253

Carlyle Global Market Strategies, Ser 2018-3A, Cl A1A2 1.313%, VAR ICE LIBOR USD 3 Month+1.180%, 01/14/32 (D)	24,855,641	24,366,979

Carlyle Global Market Strategies, Ser 2018-3A, Cl A2A2 1.983%, VAR ICE LIBOR USD 3 Month+1.850%, 01/14/32 (D)	7,000,000	7,064,022

Carlyle Global Market Strategies, Ser 2018-3RA, Cl A1A 1.179%, VAR ICE LIBOR USD 3 Month+1.050%, 07/27/31 (D)	14,877,491	14,883,442

Carlyle Global Market Strategies, Ser 2018-3RA, Cl A2 1.679%, VAR ICE LIBOR USD 3 Month+1.550%, 07/27/31 (D)	9,000,000	8,985,636

Carlyle Global Market Strategies, Ser 2018-5A, Cl A1RR 1.266%, VAR ICE LIBOR USD 3 Month+1.140%, 07/15/31 (D)	15,834,091	15,862,466

Carlyle Global Market Strategies, Ser 2019-2A, Cl A2A 1.876%, VAR ICE LIBOR USD 3 Month+1.750%, 07/15/32 (D)	10,000,000	10,003,060

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

CIFC Funding, Ser 2018-1A, Cl A 1.134%, VAR ICE LIBOR USD 3 Month+1.000%, 04/18/31 (D)	$10,000,000	$10,007,070

CIFC Funding, Ser 2018-1A, Cl C 1.884%, VAR ICE LIBOR USD 3 Month+1.750%, 04/18/31 (D)	2,000,000	1,993,534

Dryden 68 CLO, Ser 2021-68A, Cl BR 1.826%, VAR ICE LIBOR USD 3 Month+1.700%, 07/15/35 (D)	11,750,000	11,744,078

Fortress Credit Opportunities IX, Ser 2017- 9A, Cl A1T 1.706%, VAR ICE LIBOR USD 3 Month+1.550%, 11/15/29 (D)	21,000,000	20,970,348

Galaxy XV CLO, Ser 2021-15A, Cl CRR 1.976%, VAR ICE LIBOR USD 3 Month+1.850%, 10/15/30 (D)	4,814,000	4,811,574

Galaxy XXI, Ser 2015-21A, Cl AR 1.154%, VAR ICE LIBOR USD 3 Month+1.020%, 04/20/31 (D)	5,000,000	5,003,550

GoldenTree Credit Opportunities Financing, Ser 2018-1A, Cl A1R 1.799%, VAR ICE LIBOR USD 3 Month+1.680%, 06/15/34 (D)	15,000,000	14,828,505

Golub Capital Partners CLO, Ser 2021- 19RA, Cl B1R2 1.684%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/34 (D)	20,000,000	19,989,960

Golub Capital Partners, Ser 2017-17A, Cl A1R 1.775%, VAR ICE LIBOR USD 3 Month+1.650%, 10/25/30 (D)	9,000,000	8,977,455

Golub Capital Partners, Ser 2017-21A, Cl AR 1.595%, VAR ICE LIBOR USD 3 Month+1.470%, 01/25/31 (D)	11,000,000	10,919,931

Golub Capital Partners, Ser 2017-21A, Cl CR 2.575%, VAR ICE LIBOR USD 3 Month+2.450%, 01/25/31 (D)	2,000,000	1,991,038

Golub Capital Partners, Ser 2017-22A, Cl AR 1.314%, VAR ICE LIBOR USD 3 Month+1.180%, 01/20/31 (D)	9,000,000	9,005,706

Golub Capital Partners, Ser 2017-23A, Cl AR 1.334%, VAR ICE LIBOR USD 3 Month+1.200%, 01/20/31 (D)	20,000,000	19,935,340

Golub Capital Partners, Ser 2017-23A, Cl BR 1.684%, VAR ICE LIBOR USD 3 Month+1.550%, 01/20/31 (D)	4,000,000	4,035,564

Description	Face Amount	Value

Golub Capital Partners, Ser 2017-24A, Cl AR 1.776%, VAR ICE LIBOR USD 3 Month+1.600%, 11/05/29 (D)	$9,500,000	$9,497,758

Golub Capital Partners, Ser 2017-24A, Cl DR 4.076%, VAR ICE LIBOR USD 3 Month+3.900%, 11/05/29 (D)	3,000,000	2,977,245

Golub Capital Partners, Ser 2018-26A, Cl BR 1.684%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/31 (D)	12,000,000	11,942,544

Golub Capital Partners, Ser 2018-36A, Cl A 1.476%, VAR ICE LIBOR USD 3 Month+1.300%, 02/05/31 (D)	11,000,000	10,974,953

Golub Capital Partners, Ser 2019-34A, Cl AR 1.895%, VAR ICE LIBOR USD 3 Month+1.700%, 03/14/31 (D)	7,000,000	6,959,260

LCM Loan Income Fund I Income Note Issuer, Ser 2018-27A, Cl A1 1.206%, VAR ICE LIBOR USD 3 Month+1.080%, 07/16/31 (D)	13,000,000	13,005,096

MCF IV, Ser 2017-1A, Cl AR 1.684%, VAR ICE LIBOR USD 3 Month+1.550%, 10/20/29 (D)	10,000,000	9,953,570

MCF IV, Ser 2017-1A, Cl CR 2.784%, VAR ICE LIBOR USD 3 Month+2.650%, 10/20/29 (D)	3,000,000	2,965,137

NewStar Berkeley Fund, Ser 2019-1A, Cl AR 1.725%, VAR ICE LIBOR USD 3 Month+1.600%, 10/25/28 (D)	2,441,119	2,432,871

NXT Capital CLO, Ser 2021-1A, Cl BRR 2.134%, VAR ICE LIBOR USD 3 Month+2.000%, 07/20/33 (D)	9,000,000	8,995,464

NXT Capital, Ser 2020-1A, Cl B 2.534%, VAR ICE LIBOR USD 3 Month+2.400%, 01/20/31 (D)	2,250,000	2,248,373

Oak Hill Credit Partners X-R, Ser 2021- 10RA, Cl BR 1.684%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/34 (D)	8,000,000	7,995,984

Oak Hill Credit Partners X-R, Ser 2021- 10RA, Cl CR 2.134%, VAR ICE LIBOR USD 3 Month+2.000%, 04/20/34 (D)	5,100,000	5,097,430

Oaktree EIF II, Ser 2017-IIIA, Cl A2 1.584%, VAR ICE LIBOR USD 3 Month+1.450%, 07/17/29 (D)	7,250,000	7,248,173

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Oaktree, Ser 2019-3A, Cl B 2.134%, VAR ICE LIBOR USD 3 Month+2.000%, 07/20/31 (D)	$13,500,000	$13,512,163

Oaktree, Ser 2019-4A, Cl B 2.134%, VAR ICE LIBOR USD 3 Month+2.000%, 10/20/32 (D)	25,000,000	25,046,125

Octagon Investment Partners XX, Ser 2019-4A, Cl B 2.068%, VAR ICE LIBOR USD 3 Month+1.900%, 05/12/31 (D)	9,500,000	9,528,329

OHA Credit Funding 7, Ser 2020-7A, Cl A 1.384%, VAR ICE LIBOR USD 3 Month+1.250%, 10/19/32 (D)	17,000,000	17,004,794

OHA Credit Funding 7, Ser 2020-7A, Cl E 7.384%, VAR ICE LIBOR USD 3 Month+7.250%, 10/19/32 (D)	2,500,000	2,496,007

OZLM Funding IV, Ser 2017-4A, Cl A2R 1.838%, VAR ICE LIBOR USD 3 Month+1.700%, 10/22/30 (D)	5,000,000	4,995,200

Sudbury Mill, Ser 2013-1A, Cl E 4.884%, VAR ICE LIBOR USD 3 Month+4.750%, 01/17/26 (D)	1,500,000	1,394,707

Thayer Park CLO, Ser 2021-1A, Cl A2AR 1.534%, VAR ICE LIBOR USD 3 Month+1.400%, 04/20/34 (D)	9,250,000	9,245,356

Thayer Park CLO, Ser 2021-1A, Cl BR 1.934%, VAR ICE LIBOR USD 3 Month+1.800%, 04/20/34 (D)	9,500,000	9,495,221

Venture XIX, Ser 2018-19A, Cl ARR 1.386%, VAR ICE LIBOR USD 3 Month+1.260%, 01/15/32 (D)	19,250,000	19,302,418

Venture, Ser 2019-37A, Cl B 1.877%, VAR ICE LIBOR USD 3 Month+1.750%, 07/15/32 (D)	10,000,000	10,000,000

Venture, Ser 2019-37A, Cl BN 2.026%, VAR ICE LIBOR USD 3 Month+1.900%, 07/15/32 (D)	10,000,000	10,017,650

Zais, Ser 2017-1A, Cl A2 1.626%, VAR ICE LIBOR USD 3 Month+1.500%, 07/15/29 (D)	11,250,000	11,099,722

Zais, Ser 2018-1A, Cl B 1.576%, VAR ICE LIBOR USD 3 Month+1.450%, 04/15/29 (D)	5,000,000	4,912,495

Total Collateralized Loan Obligations (Cost $607,398,655)		606,752,095

Description	Face Amount	Value
MORTGAGE-BACKED SECURITIES — 16.7%

Agency Mortgage-Backed Obligation — 3.9%

FHLMC 3.061%, VAR ICE LIBOR USD 12 Month+1.620%, 01/01/45	$4,042,472	$4,236,524
2.358%, VAR ICE LIBOR USD 12 Month+1.650%, 06/01/43	4,151,125	4,305,465

FHLMC REMIC, Ser 2011-3898, Cl FC 0.603%, VAR LIBOR USD 1 Month+0.510%, 11/15/36	1,567,979	1,592,757

FHLMC, Ser 2012-293, Cl IO, IO 4.000%, 11/15/32	901,918	102,747

FHLMC, Ser 2012-3996, Cl QL 4.000%, 02/15/42	6,784,139	7,692,192

FHLMC, Ser 2012-4029, Cl LI, IO 3.000%, 01/15/27	3,260,325	131,124

FHLMC, Ser 2012-4054, Cl HI, IO 3.000%, 05/15/26	995,004	12,255

FHLMC, Ser 2012-4077, Cl AI, IO 3.000%, 01/15/27	4,402,927	141,183

FHLMC, Ser 2012-4106, Cl YI, IO 2.500%, 09/15/27	2,271,693	118,326

FHLMC, Ser 2012-4116, Cl MI, IO 4.000%, 10/15/42	18,322,874	2,449,433

FHLMC, Ser 2012-4116, Cl PI, IO 4.000%, 10/15/42	5,883,553	1,102,842

FHLMC, Ser 2012-4134, Cl BI, IO 2.500%, 11/15/27	6,094,667	309,633

FHLMC, Ser 2012-4136, Cl PI, IO 3.000%, 11/15/32	12,068,895	1,239,527

FHLMC, Ser 2012-4148, Cl LI, IO 2.500%, 12/15/27	4,090,064	213,953

FHLMC, Ser 2013-4213, Cl IG, IO 4.000%, 06/15/43	9,374,945	1,105,031

FHLMC, Ser 2014-4349, Cl KI, IO 3.000%, 04/15/33	6,776,556	456,980

FHLMC, Ser 2015-4457, Cl EI, IO 3.500%, 02/15/45	527,081	36,924

FHLMC, Ser 2017-4662, Cl VC 3.500%, 08/15/35	4,436,395	4,484,999

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

FHLMC, Ser 2017-4671, Cl ME 3.000%, 02/15/43	$1,690,006	$1,699,819

FHLMC, Ser 2017-4675, Cl VE 3.500%, 08/15/37	4,707,000	4,990,268

FHLMC, Ser 2019-4908, Cl AS, IO 6.011%, 01/25/45	14,554,302	2,921,248

FNMA
5.500%, 05/01/44	5,194,518	6,017,785
4.500%, 08/01/41	3,251,684	3,593,819
4.000%, 03/01/47	910,986	992,364
3.227%, VAR ICE LIBOR USD 12 Month+1.744%, 02/01/42	1,792,464	1,892,685
3.000%, 10/01/32 to 01/01/50	9,271,255	9,860,350
2.863%, VAR ICE LIBOR USD 12 Month+1.700%, 10/01/42	1,537,065	1,630,030
2.710%, 08/01/23	255,929	264,923
2.250%, 10/30/24	10,000,000	10,585,477

FNMA REMIC, Ser 2017-52, Cl DI, IO 4.500%, 07/25/47	10,591,099	1,422,933

FNMA STRIPS, Ser 2009-397, Cl 2, IO 5.000%, 09/25/39	1,643,932	271,136

FNMA STRIPS, Ser 2009-400, Cl 2, IO 4.500%, 11/25/39	1,279,620	196,839

FNMA STRIPS, Ser 2010-404, Cl 2, IO 4.500%, 05/25/40	2,306,729	414,897

FNMA STRIPS, Ser 2010-405, Cl 2, IO 4.000%, 10/25/40	1,560,841	193,429

FNMA STRIPS, Ser 2011-407, Cl 2, IO 4.000%, 03/25/41	2,334,343	337,350

FNMA, Ser 2011-103, Cl GI, IO 3.500%, 10/25/26	1,533,255	70,428

FNMA, Ser 2011-146, Cl AY 3.500%, 01/25/32	3,334,467	3,573,655

FNMA, Ser 2012-31, Cl LI, IO 4.000%, 07/25/40	1,127,877	29,141

FNMA, Ser 2012-410, Cl C5, IO 3.500%, 05/25/27	5,608,292	285,030

FNMA, Ser 2012-61, Cl KI, IO 4.000%, 12/25/41	5,846,461	470,133

FNMA, Ser 2012-68, Cl GY 3.000%, 07/25/32	5,000,000	5,481,821

Description	Face Amount	Value

FNMA, Ser 2013-104, Cl TI, IO 3.000%, 08/25/32	$2,490,355	$102,983

FNMA, Ser 2013-36, Cl MH 2.500%, 12/25/36	2,957,991	2,999,664

FNMA, Ser 2014-40, Cl GI, IO 3.000%, 06/25/33	6,450,736	637,991

FNMA, Ser 2014-59, Cl CI, IO 3.000%, 08/25/40	359,140	1,516

FNMA, Ser 2015-421, Cl C1, IO 3.000%, 05/25/30	3,855,174	308,240

FNMA, Ser 2017-4, Cl VD 3.500%, 06/25/37	1,303,409	1,302,959

FNMA, Ser 2017-53, Cl KA 3.500%, 12/25/43	460,834	462,615

FNMA, Ser 2019-44, Cl CI, IO 4.000%, 08/25/59	8,584,742	1,599,673

FNMA, Ser 2019-44, Cl PI, IO 4.000%, 08/25/49	8,936,156	951,839

GNMA REMIC, Ser 2011-125, Cl BI, IO 4.000%, 12/20/30	1,605,882	15,536

GNMA, Ser 2013-170, Cl QI, IO 5.500%, 11/20/43 (F)	10,850,580	1,978,118

GNMA, Ser 2013-42, Cl MI, IO 3.500%, 04/20/41	1,396,453	40,741

GNMA, Ser 2013-62, Cl NI, IO 4.000%, 08/20/40	4,575,908	341,423

GNMA, Ser 2014-32, Cl CI, IO 4.000%, 03/20/43	3,192,380	285,334

GNMA, Ser 2015-103, Cl CI, IO 4.000%, 07/20/45	19,041,649	2,046,151

GNMA, Ser 2016-99, Cl ID, IO 4.500%, 04/16/44	19,311,175	4,216,736

GNMA, Ser 2019-137, Cl GI, IO 4.000%, 11/20/49	37,940,326	4,925,148

GNMA, Ser 2020-189, Cl IJ, IO 2.500%, 12/20/50	27,040,100	3,190,626

GNMA, Ser 2020-191, Cl CT 1.250%, 12/20/50	4,900,436	4,877,063

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

GNMA, Ser 2021-8, Cl IG, IO 2.500%, 01/20/51	$33,363,451	$3,741,851

GNMA, Ser 2014-44, Cl IO, IO 4.000%, 11/16/26	5,950,957	339,701

GNMA, Ser 2015-17, Cl JI, IO 3.500%, 05/20/28	5,482,949	280,243

GNMA, Ser 2017-137, Cl DI, IO 3.000%, 02/20/47	2,445,618	54,632

		121,628,238

Commercial Mortgage-Backed Obligation — 10.0%

280 Park Avenue Mortgage Trust, Ser 201- 280P, Cl F 2.920%, VAR ICE LIBOR USD 1 Month+2.827%, 09/15/34 (D)	12,500,000	12,403,970

Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl AJ 6.567%, 02/10/51 (F)	240,943	239,290

Banc of America Commercial Mortgage Trust, Ser 2008-1, Cl B 6.567%, 02/10/51 (D)(F)	4,925,000	2,807,250

BANK, Ser 2018-BN10, Cl A5 3.688%, 02/15/61	10,000,000	11,288,027

BANK, Ser 2018-BN14, Cl A3 3.966%, 09/15/60	10,000,000	11,372,728

Bear Stearns Commercial Mortgage Securities Trust, Ser 2007-T26, Cl AJ 5.431%, 01/12/45 (F)	14,150,000	11,507,787

Benchmark Mortgage Trust, Ser 2020-B18, Cl E 2.250%, 07/15/53 (D)	8,000,000	6,710,886

Benchmark Mortgage Trust, Ser 2020-B21, Cl D 2.000%, 12/17/53 (D)	13,000,000	11,492,173

Benchmark Mortgage Trust, Ser 2020-IG3, Cl A4 2.437%, 09/15/48 (D)	10,000,000	10,465,245

Citigroup Commercial Mortgage Trust, Ser 2015-GC31, Cl C 4.053%, 06/10/48 (F)	5,000,000	5,264,788

Commercial Mortgage Trust, Ser 2012- CR2, Cl C 4.831%, 08/15/45 (F)	1,000,000	1,000,197

Commercial Mortgage Trust, Ser 2012- CR2, Cl D 4.831%, 08/15/45 (D)(F)	224,200	213,515

Description	Face Amount	Value

Commercial Mortgage Trust, Ser 2014- LC15, Cl D 4.998%, 04/10/47 (D)(F)	$9,500,000	$9,562,031

Commercial Mortgage Trust, Ser 2014- UBS6, Cl C 4.444%, 12/10/47 (F)	4,000,000	4,205,387

Commercial Mortgage Trust, Ser 2015- DC1, Cl D 4.307%, 02/10/48 (D)(F)	9,000,000	7,779,392

Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.816%, 02/15/41 (D)(F)	2,795,407	160,177

Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFL 0.341%, VAR ICE LIBOR USD 1 Month+0.250%, 04/15/37	68,329	67,995

Credit Suisse First Boston Mortgage Securities, Ser 2005-C2, Cl AMFX 4.877%, 04/15/37	6,107	6,226

CSAIL Commercial Mortgage Trust, Ser 2019-C15, Cl A4 4.053%, 03/15/52	10,000,000	11,507,282

CSMC Trust, Ser 2019-AFC1, Cl A1 2.573%, 07/25/49 (D)	6,311,484	6,402,080

DROP Mortgage Trust, Ser 2021-FILE, Cl D 2.840%, VAR ICE LIBOR USD 1 Month+2.750%, 04/15/26 (D)	15,000,000	15,065,922

FHLMC Military Housing Bonds Resecuritization Trust Certificates, Ser 2015-R1, Cl C3 6.002%, 11/25/52 (D)(F)	36,156,979	37,232,797

FNMA, Ser 2020-44, Cl MI, IO 2.500%, 01/25/57	15,300,645	2,083,807

Fontainebleau Miami Beach Trust, Ser 2019-FBLU, Cl A 3.144%, 12/10/36 (D)	10,000,000	10,548,900

FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (D)(F)	5,000,000	5,399,187

FREMF Mortgage Trust, Ser 2016-K57, Cl C 3.916%, 08/25/49 (D)(F)	8,840,000	9,570,463

FREMF Mortgage Trust, Ser 2017-K67, Cl B 3.944%, 09/25/49 (D)(F)	2,000,000	2,239,388

FREMF Mortgage Trust, Ser 2017-K70, Cl B 3.804%, 12/25/49 (D)(F)	3,403,000	3,795,798

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

GS Mortgage Securities Trust, Ser 2017- G5, Cl AS 3.826%, 03/10/50 (F)	$3,500,000	$3,865,873

GS Mortgage Securities Trust, Ser 2018- GS9, Cl A4 3.992%, 03/10/51 (F)	10,000,000	11,458,878

Hudson Yards Mortgage Trust, Ser 2019- 30HY, Cl B 3.380%, 07/10/39 (D)(F)	2,500,000	2,741,735

Impact Funding, Ser 2001-AA, Cl D 4.714%, 07/25/33 (D)(F)	27,634	27,542

JPMDB Commercial Mortgage Securities Trust, Ser 2016-C2, Cl C 3.361%, 06/15/49 (F)	4,328,000	4,064,221

JPMorgan Chase Commercial Mortgage Securities, Ser 2006-LDP9, Cl AMS 5.337%, 05/15/47	2,123,267	1,881,780

JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl AJ 6.499%, 02/15/51 (F)	1,857,226	1,705,305

JPMorgan Chase Commercial Mortgage Securities, Ser 2007-LD12, Cl J 5.994%, 02/15/51 (C)(D)(E)(F)	1,000,000	—

LStar Commercial Mortgage Trust, Ser 2016-4, Cl AS 3.188%, 03/10/49 (D)	3,000,000	3,119,609

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2016-C29, Cl C 4.734%, 05/15/49 (F)	2,413,000	2,569,314

Morgan Stanley Capital I, Ser 2007-T25, Cl AJ 5.574%, 11/12/49 (F)	113,163	86,483

Morgan Stanley Capital I, Ser 2007-T27, Cl B 6.014%, 06/11/42 (D)(F)	500,000	508,899

UBS Commercial Mortgage Trust, Ser 2012-C1, Cl C 5.551%, 05/10/45 (D)(F)	9,160,000	9,367,296

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl D 4.886%, 05/10/63 (D)(F)	7,245,000	4,362,775

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl E 4.886%, 05/10/63 (D)(F)	15,614,806	1,467,792

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C3, Cl C 5.038%, 08/10/49 (D)(F)	3,000,000	3,103,417

Description	Face Amount	Value

UBS-Barclays Commercial Mortgage Trust, Ser 2012-C4, Cl D 4.463%, 12/10/45 (D)(F)	$13,624,000	$11,740,314

Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl C 4.714%, 01/15/59 (F)	5,000,000	5,354,446

Wells Fargo Commercial Mortgage Trust, Ser 2016-C32, Cl D 3.788%, 01/15/59 (D)(F)	2,000,000	2,000,008

Wells Fargo Commercial Mortgage Trust, Ser 2016-C34, Cl B 4.089%, 06/15/49	5,000,000	5,246,730

Wells Fargo Commercial Mortgage Trust, Ser 2018-AUS, Cl A 4.058%, 08/17/36 (D)(F)	5,000,000	5,705,974

Wells Fargo Commercial Mortgage Trust, Ser 2018-C43, Cl A4 4.012%, 03/15/51 (F)	6,000,000	6,879,194

West Town Mall Trust, Ser 2017-KNOX, Cl A 3.823%, 07/05/30 (D)	4,795,219	4,810,464

WFRBS Commercial Mortgage Trust, Ser 2013-UBS1, Cl C 5.040%, 03/15/46 (F)	3,000,000	3,212,656

WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D 3.803%, 11/15/47 (D)(F)	7,310,000	6,753,738

		312,427,131

Non-Agency Residential Mortgage-Backed Obligation — 2.8%

510 Asset Backed Trust, Ser 2021-NPL1, Cl A2 3.967%, 06/25/61 (D)	20,000,000	20,055,438

Arroyo Mortgage Trust, Ser 2019-2, Cl A2 3.498%, 04/25/49 (D)(F)	5,044,476	5,118,997

Carrington Mortgage Loan Trust, Ser 2007-FRE1, Cl M8 2.461%, VAR ICE LIBOR USD 1 Month+2.250%, 02/25/37 (C)(E)	1,000,000	—

CSAIL Mortgage Trust, Ser 2018-CX11, Cl A5 4.033%, 04/15/51	10,000,000	11,425,953

FirstKey Mortgage Trust, Ser 2015-1, Cl A3 3.500%, 03/25/45 (D)(F)	1,512,755	1,541,347

Galton Funding Mortgage Trust, Ser 2019- 1, Cl A22 4.000%, 02/25/59 (D)(F)	569,439	576,620

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Galton Funding Mortgage Trust, Ser 2019- 2, Cl A21 4.000%, 06/25/59 (D)(F)	$4,609,715	$4,685,046

Homeward Opportunities Fund I Trust, Ser 2019-3, Cl A1 2.675%, 11/25/59 (D)(F)	2,895,036	2,922,696

JPMorgan Mortgage Trust, Ser 2016-4, Cl A3 3.500%, 10/25/46 (D)(F)	543,059	554,458

JPMorgan Mortgage Trust, Ser 2019-1, Cl A3 4.000%, 05/25/49 (D)(F)	1,173,679	1,189,679

PSMC Trust, Ser 2020-2, Cl A2 3.000%, 05/25/50 (D)(F)	1,558,178	1,577,172

Sequoia Mortgage Trust, Ser 2013-4, Cl AIO1, IO 0.874%, 04/25/43 (D)(F)	74,974,221	1,302,362

Sequoia Mortgage Trust, Ser 2017-2, Cl A4 3.500%, 02/25/47 (D)(F)	234,447	234,639

Sequoia Mortgage Trust, Ser 2017-CH1, Cl A2 3.500%, 08/25/47 (D)(F)	442,285	446,217

Sequoia Mortgage Trust, Ser 2018-CH4, Cl A2 4.000%, 10/25/48 (D)(F)	716,821	722,971

Sequoia Mortgage Trust, Ser 2019-CH1, Cl A1 4.500%, 03/25/49 (D)(F)	701,356	705,678

PRPM, Ser 2021-5, Cl A2 3.721%, 06/25/26 (D)	5,000,000	5,009,988

Toorak Mortgage, Ser 2021-1, Cl M1 5.805%, 06/25/24 (D)	15,000,000	14,988,728

Wells Fargo Mortgage Backed Securities Trust, Ser 2019-1, Cl A1 4.000%, 11/25/48 (D)(F)	1,457,337	1,469,313

Wells Fargo Mortgage Backed Securities Trust, Ser 2019-2, Cl A1 4.000%, 04/25/49 (D)(F)	1,261,748	1,269,540

Wells Fargo Mortgage Backed Securities Trust, Ser 2019-3, Cl A1 3.500%, 07/25/49 (D)(F)	2,180,032	2,202,356

Wells Fargo Mortgage Backed Securities Trust, Ser 2020-1, Cl A1 3.000%, 12/25/49 (D)(F)	4,365,590	4,455,823

Wells Fargo Mortgage Backed Securities Trust, Ser 2020-4, Cl A2 2.500%, 07/25/50 (D)(F)	1,004,350	1,021,351

Description	Face Amount	Value

WinWater Mortgage Loan Trust, Ser 2014- 1, Cl A1 3.847%, 06/20/44 (D)(F)	$1,022,084	$1,032,341

WinWater Mortgage Loan Trust, Ser 2014- 2, Cl A1 4.000%, 09/20/44 (D)(F)	258,563	268,065

WinWater Mortgage Loan Trust, Ser 2014- 3, Cl A3 3.500%, 11/20/44 (D)(F)	638,115	659,292

WinWater Mortgage Loan Trust, Ser 2015- 2, Cl A11 3.500%, 02/20/45 (D)(F)	766,581	792,118

WinWater Mortgage Loan Trust, Ser 2015- 3, Cl A3 3.500%, 03/20/45 (D)(F)	969,426	991,752

		87,219,940

Total Mortgage-Backed Securities (Cost $564,888,784)		521,275,309

ASSET-BACKED SECURITIES — 13.3%

Automotive — 8.5%

ACC Auto Trust, Ser 2021-A, Cl D 6.100%, 06/15/29 (D)	13,000,000	12,997,786

American Credit Acceptance Receivables Trust, Ser 2018-3, Cl F 6.440%, 06/12/25 (D)	4,000,000	4,164,644

American Credit Acceptance Receivables Trust, Ser 2020-1, Cl D 2.390%, 03/13/26 (D)	2,000,000	2,048,682

American Credit Acceptance Receivables Trust, Ser 2020-2, Cl E 7.600%, 02/16/27 (D)	13,750,000	15,155,315

American Credit Acceptance Receivables Trust, Ser 2020-3, Cl D 2.400%, 06/15/26 (D)	6,500,000	6,704,742

American Credit Acceptance Receivables Trust, Ser 2020-4, Cl E 3.650%, 12/14/26 (D)	4,000,000	4,160,190

Avid Automobile Receivables Trust, Ser 2019-1, Cl D 4.030%, 07/15/26 (D)	1,300,000	1,337,423

Canadian Pacer Auto Receivables Trust, Ser 2019-1A, Cl A4 2.960%, 06/19/24 (D)	5,000,000	5,160,247

CarMax Auto Owner Trust, Ser 2017-3, Cl D 3.460%, 10/16/23	250,000	250,932

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

CarMax Auto Owner Trust, Ser 2018-1, Cl D 3.370%, 07/15/24	$1,485,000	$1,509,073

Carmax Auto Owner Trust, Ser 2018-4, Cl D 4.150%, 04/15/25	1,000,000	1,046,130

Carnow Auto Receivables Trust, Ser 2019- 1A, Cl A 2.720%, 11/15/22 (D)	447,950	448,343

Carvana Auto Receivables Trust, Ser 2019- 1A, Cl E 5.640%, 01/15/26 (D)	8,000,000	8,646,907

Carvana Auto Receivables Trust, Ser 2019- 3A, Cl E 4.600%, 07/15/26 (D)	5,000,000	5,258,804

Carvana Auto Receivables Trust, Ser 2019- 4A, Cl E 4.700%, 10/15/26 (D)	6,000,000	6,305,616

CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (D)	6,500,000	6,516,307

CPS Auto Receivables Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (D)	8,000,000	8,137,722

CPS Auto Receivables Trust, Ser 2019-B, Cl F 7.480%, 06/15/26 (D)	6,055,000	6,334,306

CPS Auto Receivables Trust, Ser 2019-D, Cl D 2.720%, 09/15/25 (D)	3,000,000	3,059,273

CPS Auto Receivables Trust, Ser 2019-D, Cl E 3.860%, 10/15/25 (D)	6,000,000	6,191,400

DT Auto Owner Trust, Ser 2020-1A, Cl E 3.480%, 02/16/27 (D)	4,500,000	4,683,578

DT Auto Owner Trust, Ser 2020-3A, Cl D 1.840%, 06/15/26 (D)	2,000,000	2,031,781

DT Auto Owner Trust, Ser 2021-1A, Cl E 2.380%, 01/18/28 (D)	1,000,000	998,750

Exeter Automobile Receivables Trust, Ser 2018-1A, Cl D 3.530%, 11/15/23 (D)	4,299,345	4,380,362

Exeter Automobile Receivables Trust, Ser 2020-1A, Cl D 2.730%, 12/15/25 (D)	2,500,000	2,571,082

First Investors Auto Owner Trust, Ser 2019-1A, Cl D 3.550%, 04/15/25 (D)	1,700,000	1,754,899

First Investors Auto Owner Trust, Ser 2020-1A, Cl D 3.150%, 04/15/26 (D)	4,000,000	4,152,989

Description	Face Amount	Value

First Investors Auto Owner Trust, Ser 2020-1A, Cl E 4.630%, 06/16/26 (D)	$5,510,000	$5,818,455

First Investors Auto Owner Trust, Ser 2020-1A, Cl F 7.070%, 06/15/27 (D)	5,300,000	5,825,703

Flagship Credit Auto Trust, Ser 2017-4, Cl C 2.920%, 11/15/23 (D)	2,333,008	2,346,152

Flagship Credit Auto Trust, Ser 2018-3, Cl D 4.150%, 12/16/24 (D)	568,000	594,844

Flagship Credit Auto Trust, Ser 2019-2, Cl D 3.530%, 05/15/25 (D)	5,190,000	5,429,240

Flagship Credit Auto Trust, Ser 2020-1, Cl E 3.520%, 06/15/27 (D)	7,931,000	8,180,951

Flagship Credit Auto Trust, Ser 2020-2, Cl E 8.220%, 09/15/27 (D)	8,000,000	9,300,539

Foursight Capital Automobile Receivables Trust, Ser 2018-2, Cl D 4.330%, 07/15/24 (D)	4,650,000	4,795,471

Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl E 3.490%, 04/15/26 (D)	1,300,000	1,345,024

Global SC Finance VII Srl, Ser 2020-1A, Cl A 2.170%, 10/17/40 (D)	3,649,588	3,693,926

GLS Auto Receivables Issuer Trust, Ser 2019-3A, Cl D 3.840%, 05/15/26 (D)	6,000,000	6,193,478

GLS Auto Receivables Issuer Trust, Ser 2020-1A, Cl D 3.680%, 11/16/26 (D)	5,000,000	5,157,959

GLS Auto Receivables Issuer Trust, Ser 2020-4A, Cl E 3.510%, 10/15/27 (D)	650,000	672,353

Hertz Vehicle Financing, Ser 2021-1A, Cl D 3.980%, 12/26/25 (D)	10,000,000	10,092,659

Prestige Auto Receivables Trust, Ser 2019- 1A, Cl C 2.700%, 10/15/24 (D)	6,095,000	6,193,706

Pretium Mortgage Credit Partners I, Ser 2021-NPL2, Cl A2 3.844%, 06/27/60 (D)	2,750,000	2,755,713

Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl E 7.690%, 05/15/26 (D)	9,006,000	10,055,962

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Santander Consumer Auto Receivables Trust, Ser 2020-AA, Cl F 10.120%, 01/16/29 (D)	$27,740,000	$30,694,055

Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl F 7.030%, 08/15/28 (D)	6,250,000	6,672,290

Santander Consumer Auto Receivables Trust, Ser 2021-AA, Cl E 3.280%, 03/15/27 (D)	1,000,000	1,020,155

Skopos Auto Receivables Trust, Ser 2019- 1A, Cl C 3.630%, 09/16/24 (D)	2,300,000	2,344,431

Tricolor Auto Securitization Trust, Ser 2021-1A, Cl C 1.330%, 09/16/24 (D)	2,000,000	2,000,138

United Auto Credit Securitization Trust, Ser 2020-1, Cl F 9.080%, 01/12/26 (D)	3,680,000	3,898,070

Veros Auto Receivables Trust, Ser 2021-1, Cl C 3.640%, 08/15/28 (D)	4,320,000	4,341,060

		265,429,617

Credit Card — 0.1%

Master Credit Card Trust II, Ser 2020-1A, Cl C 2.590%, 09/21/24 (D)	2,000,000	2,055,028

Other Asset-Backed Securities — 3.9%

321 Henderson Receivables I, Ser 2010- 2A, Cl B 7.450%, 01/15/50 (D)	1,673,299	1,842,018

321 Henderson Receivables I, Ser 2012- 1A, Cl B 7.140%, 02/15/67 (D)	616,037	778,770

321 Henderson Receivables I, Ser 2012- 2A, Cl B 6.770%, 10/17/61 (D)	1,663,501	2,055,402

Amur Equipment Finance Receivables IX, Ser 2021-1A, Cl D 2.300%, 11/22/27 (D)	1,250,000	1,254,581

BX Commercial Mortgage Trust, Ser 2020- VIV3, Cl B 3.544%, 03/09/44 (D)(F)	8,000,000	8,783,202

BXMT, Ser 2020-FL2, Cl A 1.061%, VAR SOFR30A+ 1.014%, 02/15/38 (D)	13,000,000	12,991,862

CAL Funding IV, Ser 2020-1A, Cl B 3.500%, 09/25/45 (D)	1,579,583	1,615,834

Description	Face Amount	Value

CF Hippolyta, Ser 2020-1, Cl A2 1.990%, 07/15/60 (D)	$5,651,904	$5,771,990

Diamond Resorts Owner Trust, Ser 2019- 1A, Cl A 2.890%, 02/20/32 (D)	2,295,608	2,367,366

Harley Marine Financing, Ser 2018-1A, Cl A2 5.682%, 05/15/43 (D)	10,253,989	9,941,098

Harley Marine Financing, Ser 2018-1A, Cl B 7.869%, 05/15/43 (D)	6,000,000	5,396,436

Harvest SBA Loan Trust, Ser 2018-1, Cl A 2.342%, VAR ICE LIBOR USD 1 Month+2.250%, 08/25/44 (D)	4,085,209	3,962,910

Marlette Funding Trust, Ser 2020-1A, Cl D 3.540%, 03/15/30 (D)	1,500,000	1,551,650

Mosaic Solar Loan Trust, Ser 2020-2A, Cl B 2.210%, 08/20/46 (D)	4,079,079	4,100,059

Octane Receivables Trust, Ser 2019-1A, Cl A 3.160%, 09/20/23 (D)	2,078,342	2,095,162

Orange Lake Timeshare Trust, Ser 2019-A, Cl C 3.610%, 04/09/38 (D)	2,484,148	2,567,467

Orange Lake Timeshare Trust, Ser 2019-A, Cl D 4.930%, 04/09/38 (D)	409,890	424,010

Pawnee Equipment Receivables Series, Ser 2019-1, Cl D 2.860%, 10/15/24 (D)	5,500,000	5,420,269

Pawnee Equipment Receivables Series, Ser 2019-1, Cl E 3.800%, 01/15/26 (D)	2,500,000	2,446,980

Pawnee Equipment Receivables Series, Ser 2020-1, Cl A 1.370%, 11/17/25 (D)	1,749,851	1,758,536

Pretium Mortgage Credit Partners I, Ser 2021-NPL1, Cl A2 4.213%, 09/27/60 (D)	9,000,000	9,139,525

Pretium Mortgage Credit Partners, Ser 2021-NPL3, Cl A2 3.721%, 07/25/51 (D)	2,000,000	2,004,308

Sapphire Aviation Finance I, Ser 2018-1A, Cl B 5.926%, 03/15/40 (D)	2,011,922	1,767,870

SFS Asset Securitization, Ser 2019-1, Cl A 4.238%, 06/10/25 (D)	11,000,000	11,015,738

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount	Value

Stack Infrastructure Issuer Series, Ser 2019-1A, Cl A2 4.540%, 02/25/44 (D)	$3,513,000	$3,719,951

Textainer Marine Containers VIII, Ser 2020-2A, Cl B 3.340%, 09/20/45 (D)	1,844,438	1,898,534

Triton Container Finance VIII, Ser 2020- 1A, Cl B 3.740%, 09/20/45 (D)	929,167	960,477

TRTX Issuer, Ser 2021-FL4, Cl C 2.491%, VAR ICE LIBOR USD 1 Month+2.400%, 03/15/38 (D)	10,000,000	10,009,380

VR Funding, Ser 2020-1A, Cl C 6.420%, 11/15/50 (D)	4,541,250	4,596,605

		122,237,990

Student Loan — 0.8%

Brazos Student Finance, Ser 2009-1, Cl B 2.647%, VAR ICE LIBOR USD 3 Month+2.500%, 12/27/39	5,000,000	5,278,130

College Ave Student Loans, Ser 2018-A, Cl A1 1.289%, VAR ICE LIBOR USD 1 Month+1.200%, 12/26/47 (D)	2,424,285	2,440,014

Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1 2.550%, 05/25/41 (D)	2,233,399	2,277,144

Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.589%, VAR ICE LIBOR USD 1 Month+1.500%, 07/25/47 (D)	10,000,000	9,912,634

SLM Student Loan Trust, Ser 2012-7, Cl B 1.889%, VAR ICE LIBOR USD 1 Month+1.800%, 09/25/43	5,000,000	5,001,551

		24,909,473

Total Asset-Backed Securities (Cost $394,791,426)		414,632,108

SOVEREIGN DEBT — 2.1%

Argentine Republic Government International Bond
1.500%, 07/09/35	8,925,940	2,878,705
1.000%, 07/09/29	717,588	275,195
0.750%, 07/09/30	5,141,000	1,868,754

Colombia Government International Bond 3.250%, 04/22/32	1,000,000	977,710

Kenya Government International Bond 7.250%, 02/28/28 to 02/28/28 (D)	4,000,000	4,413,600

Mexico Government International Bond 4.280%, 08/14/41	3,000,000	3,184,830

Description	Face Amount	Value

Oman Government International Bond 6.500%, 03/08/47 (D)	$15,000,000	$14,871,750

Province of British Columbia Canada 1.300%, 01/29/31	8,000,000	7,918,860

Province of Ontario Canada 1.600%, 02/25/31	18,000,000	18,111,780

Provincia de Buenos Aires 7.875%, 06/15/27 (D)	300,000	144,000

Suriname Government International Bond 12.875%, 12/30/23	8,000,000	5,060,000

Turkey Government International Bond 6.125%, 10/24/28	5,000,000	5,136,500

Total Sovereign Debt (Cost $66,842,219)		64,841,684

MUNICIPAL BONDS — 1.8%

Dallas County Schools, Taxable Public Property Finance, GO
3.450%, 06/01/22	339,678	339,678
3.200%, 06/01/21	333,260	333,260

Dallas County, Schools Tax, GO
4.000%, 06/01/19	343,423	343,423
3.000%, 06/01/19	195,813	195,814

GDB Debt Recovery Authority of Puerto Rico, RB 7.500%, 08/20/40	8,265,919	7,728,634

Mission, Economic Development, RB(E) Callable 09/07/21 @ 300
10.875%, 12/01/28 (C)	3,315,000	33,150
9.750%, 12/01/25 (C)	3,045,000	30,450
8.550%, 12/01/21 (C)	2,125,000	637,500

North Texas Tollway Authority, RB 8.410%, 02/01/30	2,005,000	2,698,228

Northwest Independent School District, Ser A, GO, PSF-GTD Callable 02/15/30 @ 200
1.776%, 02/15/31	2,000,000	2,048,524
1.836%, 02/15/32	1,890,000	1,933,823

Rhode Island State, Health & Educational System, Providence Public Schools, Ser A, RB Callable 09/07/21 @ 100 8.000%, 05/15/29	5,000,000	5,016,049

San Juan, Higher Education Finance Authority, RB Callable 09/07/21 @ 100 8.250%, 08/15/29	4,400,000	4,416,329

State of Illinois, Ser A, GO 3.140%, 10/01/24	14,460,000	15,032,240

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

Description	Face Amount/ Shares	Value

Texas State, Public Finance Authority Charter School, Ser 2010-Q, RB 8.125%, 02/15/27	$1,900,000	$2,325,404

Texas State, Transportation Commission State Highway Fund, RB 4.000%, 10/01/33	3,000,000	3,724,111

Texas State, Transportation Commission State Highway Fund, Ser B-BUILD, RB 5.178%, 04/01/30	3,980,000	4,974,780

University of Texas, Build America Bonds, Ser D, RB 5.134%, 08/15/42	3,000,000	4,206,482

Total Municipal Bonds (Cost $59,560,051)		56,017,879

TERM LOAN — 1.1%

Seamex Ltd., Term Loan 0.000%, 03/20/22	33,397,427	32,395,504

Total Term Loan (Cost $33,474,825)		32,395,504

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%

FFCB
2.920%, 04/29/26	5,635,000	5,754,770
2.070%, 12/21/40	5,000,000	4,871,292
1.940%, 06/30/31	5,000,000	5,041,784

Total U.S. Government Agency Obligations (Cost $15,635,000)		15,667,846

COMMON STOCK — 0.2%

Noble Corp*	258,261	5,681,742

Seadrill Ltd.*	39,323	11,593

Seadrill New Finance Ltd.*	206,695	52,991

Total Common Stock (Cost $3,382,443)		5,746,326

WARRANTS — 0.1%

Noble Corp, Expires 05/02/28	538,018	3,530,743

Total Warrants (Cost $5,380)		3,530,743

COMMERCIAL PAPER — 1.1%

Amcor Finance USA 0.115%, 08/04/21 (D)	2,000,000	1,999,964

Banco Santander 0.090%, 08/02/21 (D)	2,000,000	1,999,987

Barton Capital 0.080%, 08/05/21 (D)	2,000,000	1,999,970

Basin Electric Power Cooperative 0.100%, 08/06/21 (D)	1,752,000	1,751,973

BNP Paribas 0.080%, 08/18/21	1,500,000	1,499,937

Description	Face Amount	Value

Caterpillar Financial Services 0.050%, 08/12/21	$2,000,000	$1,999,868

CNPC Finance HK
0.230%, 08/03/21 (D)	1,500,000	1,499,987
0.220%, 08/09/21 (D)	1,203,000	1,202,973

DCAT 0.070%, 08/25/21	1,750,000	1,749,852

Duke Energy 0.220%, 08/19/21 (D)	2,000,000	1,999,878

Hitachi Capital America 0.150%, 08/10/21	2,000,000	1,999,923

Liberty Utilities 0.140%, 08/26/21	1,500,000	1,499,835

Nationwide Building Society 0.090%, 08/16/21 to 08/24/21 (D)	3,250,000	3,249,842

Prudential 0.060%, 08/20/21 (D)	1,500,000	1,499,926

Sheffield Receivables 0.080%, 08/23/21 (D)	1,500,000	1,499,904

Sinopec Century Bright Capital Investment America 0.260%, 08/11/21 (D)	2,000,000	1,999,880

Viatris 0.370%, 08/27/21 (D)	1,200,000	1,199,657

VW Credit
0.160%, 08/17/21 (D)	2,250,000	2,249,840
0.150%, 08/13/21 (D)	2,000,000	1,999,892

Total Commercial Paper (Cost $34,903,358)		34,903,088

Total Investments — 99.3% (Cost $3,057,227,932)		$3,104,055,000

Percentages are based on Net Assets of $3,117,029,322.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at the time of purchase.
(C)	Level 3 security in accordance with fair value hierarchy.
(D)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2021 was $1,621,870,970 and represents 52.0% of Net Assets.

(E)	Security in default on interest payments.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

Cl — Class

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

IO — Interest Only – face amount represents notional amount

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST TOTAL RETURN BOND FUND

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

STRIPS — Separately Traded Registered Interest and Principal Securities

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of July 31, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
U.S. Treasury Obligations	$717,499,162	$—	$—	$717,499,162
Corporate Obligations	—	630,793,256	—	630,793,256
Collateralized Loan
Obligations	—	606,752,095	—	606,752,095
Mortgage-Backed Securities	—	521,275,309	—	521,275,309
Asset-Backed Securities	—	414,632,108	—	414,632,108
Sovereign Debt	—	64,841,684	—	64,841,684
Municipal Bonds	—	55,316,779	701,100	56,017,879
Commercial Paper	—	34,903,088	—	34,903,088
Term Loan	—	32,395,504	—	32,395,504
U.S. Government Agency
Obligations	—	15,667,846	—	15,667,846
Common Stock	5,746,326	—	—	5,746,326
Warrants	—	—	3,530,743	3,530,743

Total Investments in Securities	$723,245,488	$2,376,577,669	$4,231,843	$3,104,055,000

(1)

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended July 31, 2021, there were transfers between Level 3 and Level 2 assets and liabilities in the amount of $5,396,436. The transfers were due to changes in the availability of observable inputs used to determine fair value.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST CREDIT FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
CORPORATE OBLIGATIONS — 42.7%

Communication Services — 6.4%

ANGI Group 3.875%, 08/15/28 (A)	$1,000,000	$998,750

LCPR Senior Secured Financing DAC 6.750%, 10/15/27 (A)	1,000,000	1,066,990

Photo Holdings Merger Sub 8.500%, 10/01/26 (A)	1,500,000	1,638,750

Sprint 7.875%, 09/15/23	1,500,000	1,697,100

T-Mobile USA 3.500%, 04/15/31 (A)	1,000,000	1,048,807

Twitter 3.875%, 12/15/27 (A)	2,000,000	2,139,200

ViacomCBS 5.850%, 09/01/43	2,000,000	2,795,432

		11,385,029

Consumer Discretionary — 19.6%

Airswift Global 8.668%, VAR ICE LIBOR USD 3 Month+8.500%, 05/12/25 (A)	2,000,000	1,980,000

APX Group 5.750%, 07/15/29 (A)	1,000,000	1,004,020

Beazer Homes USA 7.250%, 10/15/29 (A)	1,000,000	1,093,800

Block Financial 3.875%, 08/15/30	2,000,000	2,196,552

Bloomin’ Brands 5.125%, 04/15/29 (A)	500,000	513,750

Choice Hotels International 3.700%, 12/01/29	2,000,000	2,182,740

Description	Face Amount	Value

Dillard’s 7.000%, 12/01/28	$500,000	$598,078

Expedia 3.800%, 02/15/28	2,000,000	2,192,231

Ford Motor Credit 3.087%, 01/09/23	1,000,000	1,017,810

Jaguar Land Rover Automotive 4.500%, 10/01/27 (A)	2,000,000	1,962,600

Macy’s 8.375%, 06/15/25 (A)	500,000	545,000

MajorDrive Holdings IV 6.375%, 06/01/29 (A)	2,000,000	1,970,000

Marriott International 3.500%, 10/15/32	2,000,000	2,158,142

Mohawk Industries 3.625%, 05/15/30	2,000,000	2,235,381

QVC 5.450%, 08/15/34	1,000,000	1,060,500
4.850%, 04/01/24	500,000	541,875
4.750%, 02/15/27	1,000,000	1,072,000

Rent-A-Center 6.375%, 02/15/29 (A)	1,000,000	1,073,750

Scientific Games International 8.625%, 07/01/25 (A)	2,000,000	2,160,000

STL Holding 7.500%, 02/15/26 (A)	1,500,000	1,578,750

Under Armour 3.250%, 06/15/26	2,000,000	2,072,500

VistaJet Malta Finance 10.500%, 06/01/24 (A)	2,000,000	2,171,600

Whirlpool 4.600%, 05/15/50	1,000,000	1,272,208

		34,653,287

Energy — 1.4%

Murphy Oil 6.875%, 08/15/24	500,000	508,750
5.750%, 08/15/25	1,000,000	1,020,000

Tiger Holdco Pte 13.000%, 06/10/23 (A)	1,012,500	1,022,093

		2,550,843

Financials — 3.7%

Athene Holding 6.150%, 04/03/30	500,000	641,735

Deutsche Bank MTN 4.296%, VAR USD Swap Semi 30/360 5 Yr Curr+2.248%, 05/24/28	500,000	517,685

HSBC Holdings 6.500%, 09/15/37	1,500,000	2,113,521

Springleaf Finance 5.375%, 11/15/29	500,000	549,230

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST CREDIT FUND

Description	Face Amount	Value

UBS 5.125%, 05/15/24	$1,500,000	$1,650,990

Westpac Banking 2.894%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.350%, 02/04/30	1,000,000	1,044,275

		6,517,436

Industrials — 6.6%

Boeing 5.150%, 05/01/30	500,000	595,394
2.196%, 02/04/26	1,000,000	1,009,064

Brundage-Bone Concrete Pumping Holdings 6.000%, 02/01/26 (A)	1,000,000	1,045,000

Builders FirstSource 6.750%, 06/01/27 (A)	894,000	956,580

Diana Shipping 8.375%, 06/22/26 (A)	2,000,000	2,058,000

Flowserve 3.500%, 10/01/30	1,000,000	1,063,359

General Electric MTN 6.150%, 08/07/37	945,000	1,320,844

Masco 7.750%, 08/01/29	1,088,000	1,512,417

Teekay 9.250%, 11/15/22 (A)	2,080,000	2,150,200

		11,710,858

Information Technology — 3.8%

Amkor Technology 6.625%, 09/15/27 (A)	1,000,000	1,074,149

Castle US Holding 9.500%, 02/15/28 (A)	1,000,000	1,042,680

Diebold Nixdorf 9.375%, 07/15/25 (A)	500,000	549,375
8.500%, 04/15/24	2,000,000	2,038,230

Shift4 Payments 4.625%, 11/01/26 (A)	1,000,000	1,042,380

VeriSign 4.750%, 07/15/27	1,000,000	1,061,833

		6,808,647

Materials — 0.6%

NOVA Chemicals 4.875%, 06/01/24 (A)	1,000,000	1,057,310

Utilities — 0.6%

Pacific Gas and Electric 4.500%, 07/01/40	1,000,000	1,009,525

Total Corporate Obligations (Cost $70,582,719)		75,692,935

Description	Face Amount	Value
COLLATERALIZED LOAN OBLIGATIONS — 30.1%

Apidos CLO XI, Ser 2021-11A, Cl ER3 6.704%, VAR ICE LIBOR USD 3 Month+6.570%, 04/17/34 (A)	$1,000,000	$980,203

BCC Funding XVI, Ser 2019-1A, Cl C 2.950%, 09/20/24 (A)	1,500,000	1,512,296

BCC Middle Market, Ser 2018-1A, Cl B 3.134%, VAR ICE LIBOR USD 3 Month+3.000%, 10/20/30 (A)	1,000,000	998,992

Benefit Street Partners III, Ser 2017-IIIA, Cl CR 4.034%, VAR ICE LIBOR USD 3 Month+3.900%, 07/20/29 (A)	2,000,000	1,980,406

Benefit Street Partners III, Ser 2017-IIIA, Cl DR 6.734%, VAR ICE LIBOR USD 3 Month+6.600%, 07/20/29 (A)	2,500,000	2,335,595

Carlyle Global Market Strategies, Ser 2018-1A, Cl CR2 1.934%, VAR ICE LIBOR USD 3 Month+1.800%, 04/17/31 (A)	1,250,000	1,243,681

CARLYLE US, Ser 2018-1A, Cl B 1.984%, VAR ICE LIBOR USD 3 Month+1.850%, 04/20/31 (A)	2,000,000	1,944,350

Chenango Park, Ser 2018-1A, Cl B 1.976%, VAR ICE LIBOR USD 3 Month+1.850%, 04/15/30 (A)	1,000,000	997,861

CIFC Funding, Ser 2018-1A, Cl C 1.884%, VAR ICE LIBOR USD 3 Month+1.750%, 04/18/31 (A)	500,000	498,383

Fortress Credit Opportunities IX, Ser 2017- 9A, Cl C 2.806%, VAR ICE LIBOR USD 3 Month+2.650%, 11/15/29 (A)	1,400,000	1,395,604

Galaxy XXIX, Ser 2018-29A, Cl D 2.556%, VAR ICE LIBOR USD 3 Month+2.400%, 11/15/26 (A)	500,000	499,574

Golub Capital Partners, Ser 2017-17A, Cl BR 3.025%, VAR ICE LIBOR USD 3 Month+2.900%, 10/25/30 (A)	1,500,000	1,492,569

Golub Capital Partners, Ser 2017-21A, Cl CR 2.575%, VAR ICE LIBOR USD 3 Month+2.450%, 01/25/31 (A)	3,000,000	2,986,557

Golub Capital Partners, Ser 2017-22A, Cl CR 1.984%, VAR ICE LIBOR USD 3 Month+1.850%, 01/20/31 (A)	1,500,000	1,457,257

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST CREDIT FUND

Description	Face Amount	Value

Golub Capital Partners, Ser 2017-23A, Cl BR 1.684%, VAR ICE LIBOR USD 3 Month+1.550%, 01/20/31 (A)	$1,000,000	$1,008,891

Golub Capital Partners, Ser 2017-23A, Cl CR 1.934%, VAR ICE LIBOR USD 3 Month+1.800%, 01/20/31 (A)	2,000,000	1,951,240

Golub Capital Partners, Ser 2017-24A, Cl DR 4.076%, VAR ICE LIBOR USD 3 Month+3.900%, 11/05/29 (A)	2,000,000	1,984,830

Golub Capital Partners, Ser 2018-26A, Cl BR 1.684%, VAR ICE LIBOR USD 3 Month+1.550%, 04/20/31 (A)	1,000,000	995,212

Golub Capital Partners, Ser 2018-36A, Cl B 1.826%, VAR ICE LIBOR USD 3 Month+1.650%, 02/05/31 (A)	2,000,000	1,953,342

Golub Capital Partners, Ser 2018-36A, Cl C 2.276%, VAR ICE LIBOR USD 3 Month+2.100%, 02/05/31 (A)	1,500,000	1,477,442

Jay Park, Ser 2018-1A, Cl BR 2.134%, VAR ICE LIBOR USD 3 Month+2.000%, 10/20/27 (A)	1,000,000	999,496

LCM XXII, Ser 2018-22A, Cl BR 2.134%, VAR ICE LIBOR USD 3 Month+2.000%, 10/20/28 (A)	1,500,000	1,487,500

Madison Park Funding XII, Ser 2014-12A, Cl D 3.634%, VAR ICE LIBOR USD 3 Month+3.500%, 07/20/26 (A)	3,000,000	2,995,467

MCF IV, Ser 2017-1A, Cl CR 2.784%, VAR ICE LIBOR USD 3 Month+2.650%, 10/20/29 (A)	1,000,000	988,379

MCF VIII, Ser 2018-1A, Cl B 1.884%, VAR ICE LIBOR USD 3 Month+1.750%, 07/18/30 (A)	3,000,000	2,917,092

OZLM Funding IV, Ser 2017-4A, Cl BR 2.338%, VAR ICE LIBOR USD 3 Month+2.200%, 10/22/30 (A)	2,000,000	1,993,728

Race Point IX, Ser 2017-9A, Cl BR 2.276%, VAR ICE LIBOR USD 3 Month+2.150%, 10/15/30 (A)	4,000,000	3,934,444

Race Point IX, Ser 2017-9A, Cl DR 7.026%, VAR ICE LIBOR USD 3 Month+6.900%, 10/15/30 (A)	2,000,000	1,937,422

Description	Face Amount	Value

Sudbury Mill, Ser 2013-1A, Cl E 4.884%, VAR ICE LIBOR USD 3 Month+4.750%, 01/17/26 (A)	$4,700,000	$4,370,084

TCI-Symphony, Ser 2018-1A, Cl BR 1.779%, VAR ICE LIBOR USD 3 Month+1.650%, 10/13/29 (A)	2,000,000	2,005,144

Total Collateralized Loan Obligations (Cost $53,551,596)		53,323,041

ASSET-BACKED SECURITIES — 14.7%

Automotive — 8.1%

ACC Auto Trust, Ser 2021-A, Cl D 6.100%, 06/15/29 (A)	1,000,000	999,830

Avid Automobile Receivables Trust, Ser 2019-1, Cl E 6.760%, 05/17/27 (A)	1,000,000	1,016,527

Carvana Auto Receivables Trust, Ser 2019-1A, Cl E 5.640%, 01/15/26 (A)	1,584,000	1,712,087

Carvana Auto Receivables Trust, Ser 2019- 4A, Cl E 4.700%, 10/15/26 (A)	1,000,000	1,050,936

CPS Auto Receivables Trust, Ser 2016-B, Cl E 8.140%, 05/15/23 (A)	1,500,000	1,503,763

CPS Auto Receivables Trust, Ser 2016-D, Cl E 6.860%, 04/15/24 (A)	1,155,000	1,174,884

CPS Auto Receivables Trust, Ser 2019-B, Cl F 7.480%, 06/15/26 (A)	500,000	523,064

CPS Auto Receivables Trust, Ser 2019-D, Cl E 3.860%, 10/15/25 (A)	2,000,000	2,063,800

Drive Auto Receivables Trust, Ser 2018-1, Cl D 3.810%, 05/15/24	694,632	701,801

DT Auto Owner Trust, Ser 2019-4A, Cl E 3.930%, 10/15/26 (A)	2,000,000	2,082,655

DT Auto Owner Trust, Ser 2020-3A, Cl E 3.620%, 10/15/27 (A)	1,500,000	1,559,904

		14,389,251

Credit Card — 0.6%

Mission Lane Credit Card Master Trust, Ser 2021-A, Cl B 2.240%, 09/15/26 (A)	1,000,000	1,002,060

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST CREDIT FUND

Description	Face Amount	Value

Other Asset-Backed Securities — 6.0%

BXMT, Ser 2020-FL2, Cl A 1.061%, VAR SOFR30A+1.014%, 02/15/38 (A)	$1,000,000	$999,374

Cold Storage Trust, Ser 2020-ICE5, Cl E 2.859%, VAR ICE LIBOR USD 1 Month+2.766%, 11/15/37 (A)	982,991	990,691

Credible Asset Securitization II, Ser 2021-1A, Cl B 3.380%, 04/15/26 (A)	524,000	528,670

Harley Marine Financing, Ser 2018-1A, Cl A2 5.682%, 05/15/43 (A)	1,798,945	1,744,052

Mosaic Solar Loans, Ser 2017-2A, Cl B 4.770%, 06/22/43 (A)	293,961	319,753

Octane Receivables Trust, Ser 2019-1A, Cl A 3.160%, 09/20/23 (A)	230,927	232,796

Pawnee Equipment Receivables Series, Ser 2019-1, Cl E 3.800%, 01/15/26 (A)	1,500,000	1,468,188

Pretium Mortgage Credit Partners I, Ser 2021-NPL1, Cl A2 4.213%, 09/27/60 (A)	1,000,000	1,015,503

Pretium Mortgage Credit Partners, Ser 2021-NPL3, Cl A2 3.721%, 07/25/51 (A)	500,000	501,077

Sapphire Aviation Finance I, Ser 2018-1A, Cl B 5.926%, 03/15/40 (A)	335,320	294,645

SFS Asset Securitization, Ser 2019-1, Cl A 4.238%, 06/10/25 (A)	1,500,000	1,502,146

Stack Infrastructure Issuer Series, Ser 2019-1A, Cl A2 4.540%, 02/25/44 (A)	975,833	1,033,320

		10,630,215

Total Asset-Backed Securities (Cost $25,101,981)		26,021,526

MORTGAGE-BACKED SECURITIES — 6.5%

Commercial Mortgage-Backed Obligation — 6.5%

Benchmark Mortgage Trust, Ser 2020-B21, Cl D 2.000%, 12/17/53 (A)	1,000,000	884,013

Commercial Mortgage Trust, Ser 2014-UBS6, Cl C 4.444%, 12/10/47 (B)	1,000,000	1,051,347

Commercial Mortgage Trust, Ser 2015-DC1, Cl D 4.307%, 02/10/48 (A)(B)	1,517,000	1,311,260

Description	Face Amount/ Shares	Value

Credit Suisse Commercial Mortgage Trust, Ser 2008-C1, Cl D 5.816%, 02/15/41 (A)(B)	$390,798	$22,393

FREMF Mortgage Trust, Ser 2016-K54, Cl C 4.051%, 04/25/48 (A)(B)	1,000,000	1,079,837

FREMF Mortgage Trust, Ser 2016-K722, Cl B 3.858%, 07/25/49 (A)(B)	1,500,000	1,577,025

FREMF Mortgage Trust, Ser 2017-K70, Cl B 3.804%, 12/25/49 (A)(B)	2,000,000	2,230,854

FREMF Mortgage Trust, Ser 2017-K71, Cl B 3.753%, 11/25/50 (A)(B)	1,250,000	1,389,497

UBS Commercial Mortgage Trust,

Ser 2012-C1, Cl C 5.551%, 05/10/45 (A)(B)	1,000,000	1,022,631

WFRBS Commercial Mortgage Trust, Ser 2014-C25, Cl D 3.803%, 11/15/47 (A)(B)	1,000,000	923,904

Total Mortgage-Backed Securities (Cost $10,870,772)		11,492,761

COMMON STOCK — 0.1%

Industrials — 0.1%

Erickson*(C)	3,761	81,388

Total Common Stock (Cost $1,829,567)		81,388

PREFERRED STOCK — 0.0%

Communication Services — 0.0%

MYT Holdings LLC 10.000%, 06/07/29*	64,528	66,980

Total Preferred Stock (Cost $64,528)		66,980

Total Investments — 94.1% (Cost $162,001,163)		$166,678,631

Percentages	are based on Net Assets of $177,159,550.
*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2021 was $124,027,714 and represents 70.0% of Net Assets.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(C)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST CREDIT FUND

FREMF — Freddie Mac Multi-Family

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate Security

The following is a list of the level of inputs used as of July 31, 2021 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$75,692,935	$—	$75,692,935
Collateralized Loan Obligations	—	53,323,041	—	53,323,041
Asset-Backed Securities	—	26,021,526	—	26,021,526
Mortgage-Backed Securities	—	11,492,761	—	11,492,761
Common Stock	—	—	81,388	81,388
Preferred Stock	66,980	—	—	66,980

Total Investments in Securities	$66,980	$166,530,263	$81,388	$166,678,631

(1)

A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the beginning and/or end of the period in relation to net assets.

For the year ended July 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST LOW DURATION BOND FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
ASSET-BACKED SECURITIES — 52.2%

Automotive — 42.2%

ACC Auto Trust 2021-A, Ser 2021-A, Cl A 1.080%, 04/15/27 (A)	$2,000,000	$2,000,080

American Credit Acceptance Receivables Trust, Ser 2019-3, Cl C 2.760%, 09/12/25 (A)	4,552,789	4,594,767

American Credit Acceptance Receivables Trust, Ser 2020-1, Cl C 2.190%, 03/13/26 (A)	5,000,000	5,058,672

American Credit Acceptance Receivables Trust, Ser 2020-2, Cl B 2.480%, 09/13/24 (A)	1,500,000	1,517,140

American Credit Acceptance Receivables Trust, Ser 2020-3, Cl A 0.620%, 10/13/23 (A)	969,342	969,852

American Credit Acceptance Receivables Trust, Ser 2020-4, Cl C 1.310%, 12/14/26 (A)	8,250,000	8,333,914

American Credit Acceptance Receivables Trust, Ser 2021-1, Cl A 0.350%, 05/13/24 (A)	1,258,546	1,259,024

Amur Equipment Finance Receivables IX, Ser 2021-1A, Cl C 1.750%, 06/21/27 (A)	2,000,000	2,007,504

Description	Face Amount	Value

Amur Equipment Finance Receivables VIII, Ser 2020-1A, Cl B 2.500%, 03/20/26 (A)	$1,384,090	$1,416,551

Arivo Acceptance Auto Loan Receivables Trust, Ser 2021-1A, Cl A 1.190%, 01/15/27 (A)	1,556,093	1,559,780

Canadian Pacer Auto Receivables Trust, Ser 2019-1A, Cl C 3.750%, 07/21/25 (A)	2,550,000	2,638,523

Canadian Pacer Auto Receivables Trust, Ser 2020-1A, Cl C 2.490%, 05/19/26 (A)	5,000,000	5,133,749

Capital One Multi-Asset Execution Trust, Ser 2019-A3, Cl A3 2.060%, 08/15/28	17,000,000	17,946,767

CARDS II Trust, Ser 2021-1A, Cl B 0.931%, 04/15/27 (A)	7,250,000	7,255,166

Carnow Auto Receivables Trust, Ser 2019-1A, Cl A 2.720%, 11/15/22 (A)	92,679	92,761

CLI Funding VI, Ser 2020-1A, Cl A 2.080%, 09/18/45 (A)	2,266,667	2,291,103

Credit Acceptance Auto Loan Trust 2021-3, Ser 2021-3A, Cl A 1.000%, 05/15/30 (A)	2,000,000	2,008,561

Credit Acceptance Auto Loan Trust 2021-3, Ser 2021-3A, Cl C 1.630%, 09/16/30 (A)	1,700,000	1,706,605

Credit Acceptance Auto Loan Trust, Ser 2018-2A, Cl C 4.160%, 09/15/27 (A)	4,267,896	4,286,496

DT Auto Owner Trust, Ser 2020-1A, Cl D 2.550%, 11/17/25 (A)	5,500,000	5,670,729

DT Auto Owner Trust, Ser 2020-2A, Cl B 2.080%, 03/16/26 (A)	2,000,000	2,030,363

DT Auto Owner Trust, Ser 2020-2A, Cl C 3.280%, 03/16/26 (A)	2,250,000	2,341,271

DT Auto Owner Trust, Ser 2020-3A, Cl C 1.470%, 06/15/26 (A)	1,410,000	1,424,591

Exeter Automobile Receivables Trust, Ser 2018-2A, Cl D 4.040%, 03/15/24 (A)	4,397,198	4,506,773

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Exeter Automobile Receivables Trust, Ser 2019-2A, Cl C 3.300%, 03/15/24 (A)	$1,945,518	$1,963,705

Exeter Automobile Receivables Trust, Ser 2020-1A, Cl C 2.490%, 01/15/25 (A)	1,500,000	1,525,058

Exeter Automobile Receivables Trust, Ser 2020-3A, Cl C 1.320%, 07/15/25	1,250,000	1,263,983

Exeter Automobile Receivables Trust, Ser 2021-1A, Cl D 1.080%, 11/16/26	2,500,000	2,495,196

First Investors Auto Owner Trust, Ser 2018-2A, Cl C 4.030%, 01/15/25 (A)	8,516,713	8,603,933

First Investors Auto Owner Trust, Ser 2019-2A, Cl B 2.470%, 01/15/25 (A)	6,000,000	6,118,742

First Investors Auto Owner Trust, Ser 2020-1A, Cl D 3.150%, 04/15/26 (A)	3,000,000	3,114,742

Flagship Credit Auto Trust, Ser 2018-4, Cl D 4.330%, 12/16/24 (A)	4,935,000	5,159,446

Flagship Credit Auto Trust, Ser 2019-3, Cl C 2.740%, 10/15/25 (A)	6,686,000	6,899,412

Flagship Credit Auto Trust, Ser 2019-4, Cl B 2.530%, 11/17/25 (A)	4,550,000	4,659,022

Ford Credit Auto Owner Trust, Ser 2019-B, Cl B 2.400%, 11/15/24	1,365,000	1,403,913

Foursight Capital Automobile Receivables Trust 2021-2, Ser 2021-2, Cl D 1.920%, 09/15/27 (A)	5,500,000	5,523,954

Foursight Capital Automobile Receivables Trust, Ser 2020-1, Cl D 2.600%, 01/15/26 (A)	2,100,000	2,159,255

Genesis Sales Finance Master Trust, Ser 2021-AA, Cl A 1.200%, 12/21/26 (A)	2,000,000	2,000,571

GLS Auto Receivables Issuer Trust 2021-1, Ser 2021-1A, Cl C 1.200%, 01/15/27 (A)	2,200,000	2,213,346

GLS Auto Receivables Issuer Trust 2021-1, Ser 2021-1A, Cl D 1.680%, 01/15/27 (A)	6,000,000	6,040,399

Description	Face Amount	Value

GLS Auto Receivables Issuer Trust, Ser 2020-2A, Cl B 3.160%, 06/16/25 (A)	$1,750,000	$1,812,808

GLS Auto Receivables Issuer Trust, Ser 2020-3A, Cl B 1.380%, 08/15/24 (A)	1,000,000	1,006,463

GLS Auto Receivables Issuer Trust, Ser 2020-4A, Cl C 1.140%, 11/17/25 (A)	1,000,000	1,006,391

Hertz Vehicle Financing, Ser 2021-1A, Cl A 1.210%, 12/26/25 (A)	3,000,000	3,019,966

Marlette Funding Trust 2021-2, Ser 2021-2A, Cl C 1.500%, 09/15/31 (A)	2,000,000	2,006,434

Octane Receivables Trust 2021-1, Ser 2021-1A, Cl A 0.930%, 03/22/27 (A)	2,280,660	2,283,312

OneMain Direct Auto Receivables Trust, Ser 2018-1A, Cl B 3.710%, 04/14/25 (A)	3,750,000	3,781,526

OSCAR US Funding Trust IX, Ser 2018-2A, Cl A3 3.390%, 09/12/22 (A)	55,000	55,027

Prestige Auto Receivables Trust, Ser 2020-1A, Cl C 1.310%, 11/16/26 (A)	2,000,000	2,019,856

Prodigy Finance CM2021-1 DAC, Ser 2021-1A, Cl A 1.351%, VAR ICE LIBOR USD 1 Month+1.250%, 07/25/51 (A)	1,000,000	1,001,819

Santander Consumer Auto Receivables Trust, Ser 2020-BA, Cl A4 0.540%, 04/15/25 (A)	1,000,000	1,003,232

United Auto Credit Securitization Trust, Ser 2020-1, Cl C 2.150%, 02/10/25 (A)	3,000,000	3,026,016

United Auto Credit Securitization Trust, Ser 2021-1, Cl C 0.840%, 06/10/26 (A)	5,500,000	5,500,945

Westlake Automobile Receivables Trust 2021-1, Ser 2021-1A, Cl D 1.230%, 04/15/26 (A)	11,000,000	11,042,657

Westlake Automobile Receivables Trust, Ser 2019-1A, Cl D 3.670%, 03/15/24 (A)	6,575,000	6,731,273

Westlake Automobile Receivables Trust, Ser 2020-2A, Cl C 2.010%, 07/15/25 (A)	2,750,000	2,802,276

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Westlake Automobile Receivables Trust, Ser 2020-2A, Cl D 2.760%, 01/15/26 (A)	$4,500,000	$4,657,350

Westlake Automobile Receivables Trust, Ser 2020-3A, Cl C 1.240%, 11/17/25 (A)	1,000,000	1,010,044

World Omni Auto Receivables Trust, Ser 2018- B, Cl B 3.170%, 01/15/25	1,520,000	1,546,886

		204,509,700

Credit Card — 3.3%

Synchrony Credit Card Master Note Trust, Ser 2018-2, Cl B 3.670%, 05/15/26	995,000	1,049,731

World Financial Network Credit Card Master Trust, Ser 2019-B, Cl A 2.490%, 04/15/26	7,000,000	7,139,754

World Financial Network Credit Card Master Trust, Ser 2019-C, Cl M 2.710%, 07/15/26	7,495,000	7,680,339

		15,869,824

Other Asset-Backed Securities — 4.0%

Diamond Resorts Owner Trust, Ser 2019-1A, Cl A 2.890%, 02/20/32 (A)	918,243	946,946

Mosaic Solar Loans, Ser 2017-1A, Cl A 4.450%, 06/20/42 (A)	312,603	342,045

Oportun Issuance Trust 2021-B, Ser 2021-B, Cl A 1.470%, 05/08/31 (A)	1,750,000	1,751,247

Pawnee Equipment Receivables Series, Ser 2019-1, Cl D 2.860%, 10/15/24 (A)	5,000,000	4,927,517

Pawnee Equipment Receivables Series, Ser 2020-1, Cl A 1.370%, 11/17/25 (A)	2,916,418	2,930,893

SCF Equipment Leasing 2021-1, Ser 2021-1A, Cl D 1.930%, 09/20/30 (A)	1,000,000	1,002,319

SCF Equipment Leasing, Ser 2020-1A, Cl B 2.020%, 03/20/28 (A)	2,000,000	2,032,765

SoFi Consumer Loan Program, Ser 2017-5, Cl A2 2.780%, 09/25/26 (A)	5,080	5,088

Description	Face Amount	Value

SoFi Consumer Loan Program, Ser 2019-1, Cl B 3.450%, 02/25/28 (A)	$1,485,280	$1,491,847

Vantage Data Centers Issuer, Ser 2018-2A, Cl A2 4.196%, 11/16/43 (A)	3,893,333	4,066,056

		19,496,723

Student Loan — 2.7%

AccessLex Institute, Ser 2002-A, Cl A2 2.772%, 09/25/37 (B)	300,000	299,564

Commonbond Student Loan Trust, Ser 2017-AGS, Cl A1 2.550%, 05/25/ 41 (A)	863,794	880,713

Nelnet Student Loan Trust, Ser 2012-6A, Cl B 1.589%, VAR ICE LIBOR USD 1 Month+1.500%, 08/26/52 (A)	3,000,000	3,013,093

Nelnet Student Loan Trust, Ser 2013-3A, Cl B 1.589%, VAR ICE LIBOR USD 1 Month+1.500%, 07/25/47 (A)	4,000,000	3,965,053

Nelnet Student Loan Trust, Ser 2015-3A, Cl B 1.589%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/54 (A)	3,000,000	2,888,156

SLM Student Loan Trust, Ser 2013-2, Cl B 1.589%, VAR ICE LIBOR USD 1 Month+1.500%, 06/25/43	2,000,000	1,984,420

		13,030,999

Total Asset-Backed Securities (Cost $248,786,148)		252,907,246

U.S. TREASURY OBLIGATIONS — 23.2%

U.S. Treasury Note 1.625%, 12/15/22	38,000,000	38,783,750
1.500%, 01/15/23	40,000,000	40,796,875
0.750%, 05/31/26	5,000,000	5,017,188
0.250%, 05/31/25	28,000,000	27,713,437

Total U.S. Treasury Obligations (Cost $110,808,288)		112,311,250

CORPORATE OBLIGATIONS — 17.3%

Financials — 8.0%

Capital One Financial 4.200%, 10/29/25	10,000,000	11,232,693

Danske Bank 3.875%, 09/12/23 (A)	4,205,000	4,472,937

Deutsche Bank NY 2.222%, VAR United States Secured Overnight Financing Rate+2.159%, 09/18/24	2,000,000	2,052,438

Lloyds Banking Group 4.050%, 08/16/23	9,000,000	9,625,816

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST LOW DURATION BOND FUND

Description	Face Amount	Value

Swedbank 1.300%, 06/02/23	$1,000,000	$1,015,840
0.600%, 09/25/23 (A)	5,000,000	5,008,800

Wells Fargo MTN 2.406%, VAR United States Secured Overnight Financing Rate+1.087%, 10/30/25	5,000,000	5,228,485

		38,637,009

Health Care — 2.8%

Anthem 1.500%, 03/15/26	5,000,000	5,087,851

Eli Lilly 2.750%, 06/01/25	8,000,000	8,579,677

		13,667,528

Industrials — 2.0%

AerCap Ireland Capital DAC 4.500%, 09/15/23	3,000,000	3,210,136
1.750%, 01/30/26	2,000,000	1,987,944

Boeing 3.100%, 05/01/26	4,290,000	4,582,303

		9,780,383

Information Technology — 1.8%

Broadcom 3.150%, 11/15/25	8,000,000	8,602,584

Materials — 0.3%

Steel Dynamics 5.000%, 12/15/26	1,313,000	1,368,387

Real Estate — 2.1%

Corporate Office Properties 2.250%, 03/15/26 ‡	3,000,000	3,104,022

Equinix 1.000%, 09/15/25 ‡	5,000,000	4,995,460

Federal Realty Investment Trust 1.250%, 02/15/26 ‡	2,000,000	2,008,038

		10,107,520

Utilities — 0.3%

Duke Energy 0.900%, 09/15/25	1,400,000	1,394,179

Total Corporate Obligations (Cost $82,471,001)		83,557,590

MORTGAGE-BACKED SECURITIES — 3.4%

Commercial Mortgage-Backed Obligation — 3.4%

Benchmark Mortgage Trust, Ser 2020-B19, Cl A2 1.691%, 09/15/53	1,305,000	1,332,651

Cold Storage Trust, Ser 2020-ICE5, Cl A 0.993%, VAR ICE LIBOR USD 1 Month+0.900%, 11/15/37 (A)	5,406,448	5,425,093

COMM 2021-LBA Mortgage Trust, Ser 2021-LBA, Cl A 0.783%, VAR ICE LIBOR USD 1 Month+0.690%, 03/15/38 (A)	9,900,000	9,902,984

Total Mortgage-Backed Securities (Cost $16,644,096)		16,660,728

Description	Face Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.6%

FFCB 0.570%, 08/12/25	$5,000,000	$4,988,946

FHLB 0.525%, 01/15/26	2,520,000	2,505,229

Total U.S. Government Agency Obligations (Cost $7,518,307)		7,494,175

Total Investments — 97.7% (Cost $466,227,840)		$472,930,989

Percentages are based on Net Assets of $484,245,849.

‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of such securities at July 31, 2021 was $263,453,393 and represents 54.4% of Net Assets.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in the current interest rates and prepayments on the underlying pool of assets.

Cl — Class

DAC — Designated Activity Company

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate Security

The following is a list of the level of inputs used as of July 31, 2021, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$252,907,246	$—	$252,907,246
U.S. Treasury Obligations	112,311,250	—	—	112,311,250
Corporate Obligations	—	83,557,590	—	83,557,590
Mortgage-Backed Securities	—	16,660,728	—	16,660,728
U.S. Government Agency Obligations	—	7,494,175	—	7,494,175

Total Investments in Securities	$112,311,250	$360,619,739	$—	$472,930,989

For the year ended July 31, 2021, there have been no transfers in or out of Level 3.

Amounts designated as “—” are $0 or have been rounded to $0.

For information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST MUNICIPAL BOND FUND

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

Description	Face Amount	Value
MUNICIPAL BONDS — 89.5%

California — 3.8%

California State, Municipal Finance Authority, Ser A, RB 5.000%, 03/01/25	$1,200,000	$1,240,793

California State, School Finance Authority, RB Callable 02/01/24 @ 100 5.350%, 08/01/24	370,000	391,717

		1,632,510

Colorado — 3.6%

El Paso County, School District No. 49 Falcon, Ser A, COP 5.000%, 12/15/24	525,000	605,760

El Paso County, School District No. 49 Falcon, Ser B, COP 5.000%, 12/15/24	300,000	346,149
5.000%, 12/15/26	500,000	614,593

		1,566,502

District of Columbia — 2.1%

District of Columbia, RB 4.000%, 10/01/22	895,000	919,442

Idaho — 1.2%

Idaho State, Housing & Finance Association, RB 4.000%, 07/01/26	500,000	541,629

Illinois — 2.0%

Lee & Ogle Counties, School District No. 170 Dixon, GO, BAM 4.000%, 01/30/25	760,000	845,852

Kansas — 3.5%

Geary County, GO 5.000%, 09/01/25	1,300,000	1,534,210

Description	Face Amount	Value

Michigan — 3.0%

Taylor, Brownfield Redevelopment Authority, RB, NATL Callable 05/01/24 @ 100 4.000%, 05/01/28	$1,175,000	$1,287,157

Minnesota — 0.8%

Minnesota State, Housing Finance Agency, Ser A, RB, GNMA Callable 07/01/22 @ 100 2.600%, 09/01/42	325,534	332,333

Missouri — 3.8%

Saint Louis, Municipal Finance, RB, AGM 5.000%, 07/15/22	1,575,000	1,646,008

Oklahoma — 2.7%

University of Oklahoma, Ser C, RB Callable 07/01/25 @100 5.000%, 07/01/35	1,000,000	1,162,764

South Carolina — 3.7%

Hilton Head Island, Ser C, GO, ST AID WITHHLDG Callable 03/01/26 @ 100 2.250%, 03/01/33	530,000	548,539
2.125%, 03/01/32	520,000	537,483
2.000%, 03/01/30	495,000	512,874

		1,598,896

Texas — 59.3%

Central Texas Regional Mobility Authority Callable 01/01/26 @ 100 5.000%, 01/01/46	1,000,000	1,172,710

Central Texas Turnpike System, Sub-Ser C, RB Callable 08/15/24 @ 100 5.000%, 08/15/42	2,000,000	2,222,783

Clifton, Higher Education Finance, Idea Public Schools Project, RB 4.800%, 08/15/21(A)	110,000	110,173

Clifton, Higher Education Finance, RB, PSF- GTD 5.000%, 08/15/24	1,185,000	1,354,526

Clifton, Higher Education Finance, RB, PSF- GTD Callable 08/15/24 @ 100 5.000%, 08/15/25	700,000	798,312

Clifton, Higher Education Finance, Ser A, RB 3.375%, 12/01/24	1,025,000	1,067,666

Clifton, Higher Education Finance, Ser B, RB 5.000%, 08/15/25	460,000	540,463
4.000%, 08/15/22	525,000	541,657
4.000%, 08/15/23	500,000	536,460

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

FROST MUNICIPAL BOND FUND

Description	Face Amount	Value

Cypress-Fairbanks Independent School District, Ser A, GO, PSF-GTD Callable 02/15/29 @ 100 5.000%, 02/15/30	$1,500,000	$1,956,744

Dallas Area, Rapid Transit, Ser A, RB 5.000%, 12/01/22	1,000,000	1,065,106

Downtown Redevelopment Authority, TA, BAM 5.000%, 09/01/25	1,000,000	1,162,996

Downtown Redevelopment Authority, TA, BAM Callable 09/01/25 @ 100 5.000%, 09/01/29	1,000,000	1,180,162

El Paso County, Hospital District, GO 5.000%, 08/15/25	1,070,000	1,253,894

Houston, Higher Education Finance, Ser A, RB, PSF-GTD 4.000%, 02/15/22	1,005,000	1,025,766

La Vernia, Higher Education Finance, Ser A, RB 4.200%, 08/15/25	500,000	535,119

La Vernia, Higher Education Finance, Ser A, RB Callable 08/15/24 @ 100 5.250%, 08/15/35	1,435,000	1,593,970

Love Field Airport Modernization, AMT, RB 5.000%, 11/01/22	1,000,000	1,059,612

Lower Colorado River Authority Callable 05/15/30 @ 100 5.000%, 05/15/39	1,000,000	1,298,025

San Antonio, Public Facilities, RB Callable 09/15/22 @ 100 5.000%, 09/15/26	2,000,000	2,101,026

Seminole, Hospital District, GO Callable 02/15/26 @ 100 4.000%, 02/15/31	545,000	602,381

Texas A&M University, Permanent University Fund, Ser B, RB Callable 07/01/25 @ 100 5.000%, 07/01/34	1,000,000	1,173,614

Texas State, Public Finance Authority, RB, BAM 5.000%, 11/01/21	1,400,000	1,416,014

		25,769,179

Total Municipal Bonds (Cost $36,570,068)		38,836,482

Total Investments — 89.5% (Cost $36,570,068)		$38,836,482

Percentages are based on Net Assets of $43,386,705.

(A)	Security is escrowed to maturity.

AGM — Assured Guaranty Municipal

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

COP — Certificate of Participation

GNMA — Government National Mortgage Association

GO — General Obligation

NATL — National Public Finance Guaranty Corporation

PSF-GTD — Texas Public School Fund Guarantee

RB — Revenue Bond

SAN — State Aid Note

Ser — Series

TA — Tax Allocation

As of July 31, 2021, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended July 31, 2021, there have been no transfers in or out of

Level 3.

For more information on valuation inputs, see Note 2 — Significant

Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

STATEMENTS OF ASSETS AND LIABILITIES

	Growth Equity Fund		Total Return Bond Fund

Assets:
Investments at Value		$458,187,968	$3,104,055,000
Cash		—	3,783,043
Receivable for Investment Securities Sold		541,007	46,603
Receivable for Capital Shares Sold		346,477	4,828,065
Dividends and Interest Receivable		88,971	16,685,548
Cash Collateral on Futures Contracts		—	38,786
Foreign Tax Reclaim Receivable		2,268	—
Prepaid Expenses		28,495	60,958

Total Assets		459,195,186	3,129,498,003

Liabilities:
Payable for Investment Securities Purchased		—	10,000,000
Payable for Capital Shares Redeemed		255,062	1,018,315
Payable Due to Investment Adviser		194,430	923,806
Shareholder Servicing Fees Payable — A Class Shares		—	1,010
Professional Fees Payable		33,984	79,520
Payable Due to Administrator		28,359	192,481
Payable Due to Distributor — Investor Class Shares		14,346	73,350
Payable Due to Distributor — A Class Shares		—	1,338
Cash Overdraft		138,400	—
Payable Due to Trustees		3,205	21,831
Chief Compliance Officer Fees Payable		791	5,390
Transfer Agent Fees Payable		10,410	67,830
Pricing Fees Payable		530	38,053
Other Accrued Expenses		6,748	45,757

Total Liabilities		686,265	12,468,681

Net Assets		$458,508,921	$3,117,029,322

NET ASSETS:
Paid-in Capital		$129,798,894	$3,186,853,419
Total Distributable Earnings (Accumulated Loss)		328,710,027	(69,824,097)

Net Assets		$458,508,921	$3,117,029,322

Institutional Class Shares:
Net Assets		$389,165,956	$2,741,353,059
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)		19,190,485	263,470,031
Net Asset Value, Offering and Redemption Price Per Share		$20.28	$10.40

Investor Class Shares:
Net Assets		$69,342,965	$368,782,550
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)		3,487,013	35,459,778
Net Asset Value, Offering and Redemption Price Per Share		$19.89	$10.40

A Class Shares:
Net Assets	$	n/a	$6,893,713
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)		n/a	663,111
Net Asset Value, Offering and Redemption Price Per Share	$	n/a	$10.40

Maximum Offering Price Per Share — Class A	$	n/a	$10.75

Cost of Investments		$174,311,774	$3,057,227,932

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

STATEMENTS OF ASSETS AND LIABILITIES

	Credit Fund	Low Duration Bond Fund		Municipal Bond Fund

Assets:
Investments at Value	$166,678,631		$472,930,989		$38,836,482
Cash	9,179,384		9,898,657		4,070,554
Receivable for Capital Shares Sold	129,671		654,655		—
Dividends and Interest Receivable	1,335,350		1,066,447		514,272
Prepaid Expenses	21,321		31,017		23,050

Total Assets	177,344,357		484,581,765		43,444,358

Liabilities:
Payable for Capital Shares Redeemed	16,762		110,262		—
Payable Due to Investment Adviser	75,408		123,208		9,382
Shareholder Servicing Fees Payable — A Class Shares	299		—		—
Professional Fee Payable	53,145		38,137		37,287
Payable Due to Administrator	10,998		29,950		2,737
Payable Due to Distributor — Investor Class Shares	1,902		5,869		947
Payable Due to Distributor — A Class Shares	274		—		—
Payable Due to Trustees	1,250		3,397		316
Chief Compliance Officer Fees Payable	309		839		78
Transfer Agent Fees Payable	8,638		11,025		4,684
Pricing Fees Payable	12,641		6,079		1,557
Other Accrued Expenses	3,181		7,150		665

Total Liabilities	184,807		335,916		57,653

Net Assets	$177,159,550		$484,245,849		$43,386,705

NET ASSETS:
Paid-in Capital	$173,910,228		$475,367,489		$40,607,892
Distributable Earnings	3,249,322		8,878,360		2,778,813

Net Assets	$177,159,550		$484,245,849		$43,386,705

Institutional Class Shares:
Net Assets	$166,805,440		$454,722,743		$38,589,804
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	16,484,225		43,412,694		3,766,957
Net Asset Value, Offering and Redemption Price Per Share	$10.12		$10.47		$10.24

Investor Class Shares:
Net Assets	$9,332,649		$29,523,106		$4,796,901
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	923,624		2,817,768		468,119
Net Asset Value, Offering and Redemption Price Per Share	$10.10		$10.48		$10.25

A Class Shares:
Net Assets	$1,021,461	$	n/a	$	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	101,143		n/a		n/a
Net Asset Value, Offering and Redemption Price Per Share	$10.10	$	n/a	$	n/a

Maximum Offering Price Per Share — Class A	$10.33	$	n/a	$	n/a

Cost of Investments	$162,001,163		$466,227,840		$36,570,068

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 2 1

STATEMENTS OF OPERATIONS

	Growth Equity Fund	Total Return Bond Fund

Investment Income:

Dividend Income	$2,385,642	$—

Interest income	—	106,170,645

Foreign Taxes Withheld	(13,897)	—

Total Investment Income	2,371,745	106,170,645

Expenses:

Investment Advisory Fees	2,098,096	10,954,640

Administration Fees	306,025	2,282,504

Distribution Fees — Investor Class Shares	155,956	962,770

Distribution Fees — A Class Shares	n/a	9,651

Trustees’ Fees	11,467	85,432

Chief Compliance Officer Fees	2,110	14,960

Transfer Agent Fees	62,447	401,328

Professional Fees	48,265	185,904

Registration Fees	47,127	94,769

Printing Fees	24,259	167,828

Custodian Fees	10,422	62,238

Insurance and Other Expenses	19,760	302,389

Total Expenses	2,785,934	15,524,413

Less: Fees Paid Indirectly	(117)	(2,055)

Net Expenses	2,785,817	15,522,358

Net Investment Income	(414,072)	90,648,287

Net Realized Gain (Loss) from Investments	50,405,514	(71,141,129)

Net Change in Unrealized Appreciation (Depreciation) on Investments	66,508,904	187,714,310

Net Realized and Unrealized Gain on Investments	116,914,418	116,573,181

Increase in Net Assets Resulting from Operations	$116,500,346	$207,221,468

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | F O R T H E Y E A R E N D E D J U L Y 3 1, 2 0 2 1

STATEMENTS OF OPERATIONS

	Credit Fund	Low Duration Bond Fund	Municipal Bond Fund

Investment Income:

Interest Income	$8,409,082	$8,701,528	$1,576,636

Dividend Income	14,323	—	—

Total Investment Income	8,423,405	8,701,528	1,576,636

Expenses:

Investment Advisory Fees	938,742	1,352,343	148,174

Administration Fees	136,911	328,754	37,662

Distribution Fees — Investor Class Shares	24,082	74,102	11,841

Distribution Fees — A Class Shares	1,919	n/a	n/a

Trustees’ Fees	5,080	12,407	1,411

Chief Compliance Officer Fees	895	2,221	236

Transfer Agent Fees	52,996	64,985	28,520

Registration Fees	52,452	52,024	35,748

Professional Fees	60,036	53,341	39,450

Printing Fees	9,079	22,301	2,435

Custodian Fees	6,082	10,888	3,923

Pricing Fee	—	23,649	6,728

Insurance and Other Expenses	66,745	18,042	2,306

Total Expenses	1,355,019	2,015,057	318,434

Less: Investment Advisory Fees Waived	—	—	(19,046)

Less: Fees Paid Indirectly	(74)	(120)	(8)

Net Expenses	1,354,945	2,014,937	299,380

Net Investment Income	7,068,460	6,686,591	1,277,256

Net Realized Gain from Investments	392,425	3,913,051	652,529

Net Change in Unrealized Appreciation (Depreciation) on Investments	12,589,926	(2,641,480)	(552,234)

Net Realized and Unrealized Gain (Loss) on Investments	12,982,351	1,271,571	100,295

Increase in Net Assets Resulting from Operations	$20,050,811	$7,958,162	$1,377,551

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Equity Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations:
Net Investment Income (Loss)	$(414,072)	$568,009
Net Realized Gain on Investments	50,405,514	19,362,795
Net Change in Unrealized Appreciation (Depreciation) on Investments	66,508,904	68,019,731

Net Increase in Net Assets Resulting from Operations	116,500,346	87,950,535

Distributions:
Institutional Class Shares	(12,687,207)	(29,507,815)
Investor Class Shares	(2,146,616)	(4,828,153)
A Class Shares	n/a	n/a

Total Distributions	(14,833,823)	(34,335,968)

Capital Share Transactions:
Institutional Class Shares:
Issued	30,109,348	36,374,424
Reinvestment of Dividends	6,400,714	13,734,711
Redeemed	(73,482,944)	(47,331,688)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(36,972,882)	2,777,447

Investor Class Shares:
Issued	1,984,810	2,867,306
Reinvestment of Dividends	2,109,846	4,729,005
Redeemed	(6,633,471)	(5,518,481)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(2,538,815)	2,077,830

A Class Shares:
Issued	n/a	n/a
Reinvestment of Dividends	n/a	n/a
Redeemed	n/a	n/a

Net Increase (Decrease) in Net Assets from A Class Share Transactions	n/a	n/a

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(39,511,697)	4,855,277

Total Increase (Decrease) in Net Assets	62,154,826	58,469,844

Net assets:
Beginning of Year	396,354,095	337,884,251

End of Year	$458,508,921	$396,354,095

Share Transactions:
Institutional Class Shares:
Issued	1,696,302	2,670,702
Reinvestment of Dividends	378,398	1,035,347
Redeemed	(4,175,427)	(3,456,764)

Total Increase (Decrease) in Institutional Class Shares	(2,100,727)	249,285

Investor Class Shares:
Issued	115,405	211,039
Reinvestment of Dividends	127,099	362,875
Redeemed	(379,342)	(411,217)

Total Increase (Decrease) in Investor Class Shares	(136,838)	162,697

A Class Shares:
Issued	n/a	n/a
Reinvestment of Dividends	n/a	n/a
Redeemed	n/a	n/a

Total Increase (Decrease) in Investor Class Shares	n/a	n/a

Net Increase (Decrease) in Shares Outstanding	(2,237,565)	411,982

“n/a”	designates that the Fund does not offer this class.

Amounts	designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Total Return Bond Fund
Year Ended July 31, 2021	Year Ended July 31, 2020

$90,648,287	$135,771,673
(71,141,129)	4,524,747
187,714,310	(138,036,077)

207,221,468	2,260,343

(92,943,437)	(125,231,018)
(12,055,313)	(18,817,985)
(129,203)	(69,877)

(105,127,953)	(144,118,880)

679,270,244	814,585,252
56,666,242	72,744,679
(918,534,673)	(1,124,079,814)

(182,598,187)	(236,749,883)

48,444,334	172,446,248
10,600,030	16,980,474
(132,066,514)	(258,805,689)

(73,022,150)	(69,378,967)

5,233,940	2,069,964
55,945	42,319
(290,986)	(1,249,029)

4,998,899	863,254

(250,621,438)	(305,265,596)

(148,527,923)	(447,124,133)

3,265,557,245	3,712,681,378

$3,117,029,322	$3,265,557,245

66,179,958	79,535,260
5,525,109	7,166,892
(89,710,811)	(111,528,936)

(18,005,744)	(24,826,784)

4,710,938	16,716,875
1,034,267	1,672,615
(12,911,032)	(25,724,465)

(7,165,827)	(7,334,975)

508,201	199,402
5,454	4,202
(28,168)	(121,865)

485,487	81,739

(24,686,084)	(32,080,020)

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Credit Fund
	Year Ended July 31, 2021	Year Ended July 31, 2020
Operations:
Net Investment Income	$7,068,460	$9,128,196
Net Realized Gain (Loss) on Investments	392,425	1,467,102
Net Change in Unrealized Appreciation (Depreciation) on Investments	12,589,926	(7,833,816)

Net Increase (Decrease) in Net Assets Resulting from Operations	20,050,811	2,761,482

Distributions:
Institutional Class Shares	(6,879,760)	(8,661,274)
Investor Class Shares	(347,885)	(490,081)
A Class Shares	(28,668)	(20,588)

Total Distributions	(7,256,313)	(9,171,943)

Capital Share Transactions:
Institutional Class Shares:
Issued	19,378,061	37,159,580
Reinvestment of Dividends	1,322,182	1,647,783
Redeemed	(60,161,233)	(38,439,618)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(39,460,990)	367,745

Investor Class Shares:
Issued	1,123,988	1,414,840
Reinvestment of Dividends	340,475	480,065
Redeemed	(3,610,306)	(4,031,933)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(2,145,843)	(2,137,028)

A Class Shares:
Issued	403,241	310,042
Reinvestment of Dividends	25,318	19,157
Redeemed	(91,954)	(69,939)

Net Increase in Net Assets from A Class Share Transactions	336,605	259,260

Net Increase in Net Assets from Capital Share Transactions	(41,270,228)	(1,510,023)

Total Increase (Decrease) in Net Assets	(28,475,730)	(7,920,484)

Net assets:
Beginning of Year	205,635,280	213,555,764

End of Year	$177,159,550	$205,635,280

Share Transactions:
Institutional Class Shares:
Issued	1,954,808	3,884,745
Reinvestment of Dividends	134,196	174,523
Redeemed	(6,108,857)	(4,104,654)

Total Increase (Decrease) in Institutional Class Shares	(4,019,853)	(45,386)

Investor Class Shares:
Issued	112,690	151,235
Reinvestment of Dividends	34,555	50,921
Redeemed	(367,361)	(435,001)

Total Increase (Decrease) in Investor Class Shares	(220,116)	(232,845)

A Class Shares:
Issued	40,503	32,436
Reinvestment of Dividends	2,561	2,046
Redeemed	(9,394)	(7,195)

Total Increase in A Class Shares	33,670	27,287

Net Increase (Decrease) in Shares Outstanding	(4,206,299)	(250,944)

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

F R O S T F U N D S

Low Duration Bond Fund		Municipal Bond Fund
Year Ended July 31, 2021	Year Ended July 31, 2020	Year Ended July 31, 2021	Year Ended July 31, 2020

$6,686,591	$7,235,891	$1,277,256	$2,501,812
3,913,051	1,033,047	652,529	1,898,942
(2,641,480)	7,328,623	(552,234)	(583,889)

7,958,162	15,597,561	1,377,551	3,816,865

(7,562,093)	(6,816,119)	(3,000,712)	(2,608,571)
(467,537)	(420,280)	(285,958)	(126,907)
n/a	n/a	n/a	n/a

(8,029,630)	(7,236,399)	(3,286,670)	(2,735,478)

140,675,800	150,697,807	1,513,167	4,238,557
2,693,507	2,152,221	1,345,915	639,131
(91,563,625)	(75,899,277)	(17,811,310)	(105,843,582)

51,805,682	76,950,751	(14,952,228)	(100,965,894)

12,556,182	11,294,065	6,199,999	326,068
458,845	411,230	284,714	109,020
(10,895,962)	(10,306,698)	(6,251,678)	(2,051,724)

2,119,065	1,398,597	233,035	(1,616,636)

n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a

53,924,747	78,349,348	(14,719,193)	(102,582,530)

53,853,279	86,710,510	(16,628,312)	(101,501,143)

430,392,570	343,682,060	60,015,017	161,516,160

$484,245,849	$430,392,570	$43,386,705	$60,015,017

13,406,520	14,667,017	143,631	402,897
256,776	208,486	130,793	60,856
(8,723,315)	(7,368,009)	(1,718,532)	(10,024,880)

4,939,981	7,507,494	(1,444,108)	(9,561,127)

1,195,247	1,099,000	583,169	31,047
43,729	39,819	27,664	10,376
(1,037,809)	(999,666)	(588,208)	(194,614)

201,167	139,153	22,625	(153,191)

n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a

5,141,148	7,646,647	(1,421,483)	(9,714,318)

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Growth Equity Fund

Institutional Class Shares
2021	$15.95	$(0.01)	$4.96	$4.95	$(0.01)	$(0.61)	$(0.62)	$20.28	31.83%	$389,166	0.63%	0.63%	(0.06)%	17%
2020	13.82	0.03	3.53	3.56	(0.04)	(1.39)	(1.43)	15.95	27.91	339,542	0.64	0.64	0.20	17
2019	14.49	0.05	1.09	1.14	(0.04)	(1.77)	(1.81)	13.82	10.34	290,773	0.63	0.63	0.34	25
2018	14.82	0.04	3.18	3.22	(0.03)	(3.52)	(3.55)	14.49	25.05	272,509	0.65	0.65	0.26	15
2017	13.61	0.04	2.51	2.55	(0.02)	(1.32)	(1.34)	14.82	20.54	251,675	0.79	0.79	0.27	16

Investor Class Shares
2021	$15.68	$(0.05)	$4.87	$4.82	$—	$(0.61)	$(0.61)	$19.89	31.52%	$69,343	0.88%	0.88%	(0.31)%	17%
2020	13.61	(0.01)	3.48	3.47	(0.01)	(1.39)	(1.40)	15.68	27.62	56,812	0.89	0.89	(0.05)	17
2019	14.30	0.01	1.08	1.09	(0.01)	(1.77)	(1.78)	13.61	10.05	47,111	0.88	0.88	0.09	25
2018	14.70	—	3.15	3.15	(0.03)	(3.52)	(3.55)	14.30	24.72	46,266	0.90	0.90	0.01	15
2017	13.51	0.01	2.50	2.51	—	(1.32)	(1.32)	14.70	20.33	40,287	1.04	1.04	0.04	16

Total Return Bond Fund

Institutional Class Shares
2021	$10.07	$0.30	$0.38	$0.68	$(0.35)	$—	$(0.35)	$10.40	6.85%	$2,741,353	0.46%	0.46%	2.93%	38%
2020	10.42	0.38	(0.32)	0.06	(0.41)	—	(0.41)	10.07	0.60	2,834,690	0.47	0.47	3.74	48
2019	10.28	0.39	0.13	0.52	(0.38)	—	(0.38)	10.42	5.19	3,191,392	0.47	0.48	3.77	40
2018	10.50	0.37	(0.20)	0.17	(0.37)	(0.02)	(0.39)	10.28	1.60	2,349,388	0.48	0.48	3.60	15
2017	10.52	0.39	(0.02)	0.37	(0.38)	(0.01)	(0.39)	10.50	3.63	1,918,126	0.51	0.51	3.68	24

Investor Class Shares
2021	$10.07	$0.27	$0.38	$0.65	$(0.32)	$—	$(0.32)	$10.40	6.59%	$368,782	0.71%	0.71%	2.67%	38%
2020	10.41	0.35	(0.31)	0.04	(0.38)	—	(0.38)	10.07	0.44	429,079	0.72	0.72	3.47	48
2019	10.28	0.36	0.13	0.49	(0.36)	—	(0.36)	10.41	4.83	520,291	0.72	0.73	3.51	40
2018	10.50	0.35	(0.21)	0.14	(0.34)	(0.02)	(0.36)	10.28	1.35	374,298	0.73	0.73	3.35	15
2017	10.52	0.36	(0.02)	0.34	(0.35)	(0.01)	(0.36)	10.50	3.37	324,772	0.76	0.76	3.43	24

A Class Shares
2021	$10.06	$0.28	$0.39	$0.67	$(0.33)	$—	$(0.33)	$10.40	6.71%	$6,894	0.72%	0.72%	2.69%	38%
2020	10.41	0.35	(0.32)	0.03	(0.38)	—	(0.38)	10.06	0.34	1,788	0.72	0.72	3.47	48
2019	10.28	0.36	0.11	0.47	(0.34)	—	(0.34)	10.41	4.69	998	0.82	0.83	3.49	40
2018(a)	10.29	0.05	(0.01)	0.04	(0.05)	—	(0.05)	10.28	0.44 **	193	0.88 *	0.88 *	3.05 *	15 **

*	Annualized.
**	Not annualized.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(a)	Commenced operations on June 1, 2018.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends From Net Investment Income	Distributions From Realized Gains	Total Dividends & Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Credit Fund

Institutional Class Shares
2021	$9.47	$0.37	$0.67	1.04	$(0.39)	$—	(0.39)	$10.12	11.12%	$166,805	0.71%	0.71%	3.78%	21%
2020	9.72	0.41	(0.25)	0.16	(0.41)	—	(0.41)	9.47	1.79	194,182	0.71	0.71	4.35	35
2019	9.78	0.40	0.06	0.46	(0.49)	(0.03)	(0.52)	9.72	4.88	199,800	0.70	0.70	4.18	19
2018	9.99	0.56	(0.17)	0.39	(0.47)	(0.13)	(0.60)	9.78	3.96	197,014	0.71	0.71	5.67	33
2017	9.63	0.55	0.30	0.85	(0.49)	—	(0.49)	9.99	9.08	163,210	0.81	0.81	5.57	27

Investor Class Shares
2021	$9.46	$0.35	$0.65	1.00	$(0.36)	$—	(0.36)	$10.10	10.74%	$9,333	0.96%	0.96%	3.52%	21%
2020	9.71	0.39	(0.25)	0.14	(0.39)	—	(0.39)	9.46	1.53	10,815	0.96	0.96	4.11	35
2019	9.77	0.38	0.05	0.43	(0.46)	(0.03)	(0.49)	9.71	4.62	13,366	0.95	0.95	3.93	19
2018	9.98	0.54	(0.18)	0.36	(0.44)	(0.13)	(0.57)	9.77	3.71	13,779	0.96	0.96	5.41	33
2017	9.62	0.52	0.31	0.83	(0.47)	—	(0.47)	9.98	8.82	13,317	1.06	1.06	5.28	27

A Class Shares
2021	$9.45	$0.35	$0.66	1.01	$(0.36)	$—	(0.36)	$10.10	10.87%	$1,022	0.96%	0.96%	3.51%	21%
2020	9.71	0.38	(0.25)	0.13	(0.39)	—	(0.39)	9.45	1.44	638	0.96	0.96	4.06	35
2019	9.76	0.37	0.06	0.43	(0.45)	(0.03)	(0.48)	9.71	4.60	390	1.05	1.05	3.83	19
2018(a)	9.80	0.08	(0.04)	0.04	(0.08)	—	(0.08)	9.76	0.36	160	1.11 *	1.11 *	4.68 *	33 **

Low Duration Bond Fund

Institutional Class Shares
2021	$10.47	$0.16	$0.03	0.19	$(0.17)	$(0.02)	(0.19)	$10.47	1.82%	$454,723	0.43%	0.43%	1.50%	49%
2020	10.28	0.20	0.19	0.39	(0.20)	—	(0.20)	10.47	3.86	402,977	0.44	0.44	1.96	71
2019	10.14	0.22	0.13	0.35	(0.21)	—	(0.21)	10.28	3.52	318,215	0.43	0.43	2.16	23
2018	10.25	0.19	(0.11)	0.08	(0.19)^	—	(0.19)	10.14	0.80	280,519	0.45	0.45	1.83	20
2017	10.28	0.18	(0.03)	0.15	(0.18)	—	(0.18)	10.25	1.48	244,575	0.46	0.46	1.80	26

Investor Class Shares
2021	$10.48	$0.13	$0.03	0.16	$(0.14)	$(0.02)	(0.16)	$10.48	1.56%	$29,523	0.68%	0.68%	1.25%	49%
2020	10.28	0.18	0.20	0.38	(0.18)	—	(0.18)	10.48	3.70	27,415	0.69	0.69	1.72	71
2019	10.14	0.19	0.14	0.33	(0.19)	—	(0.19)	10.28	3.26	25,467	0.68	0.68	1.90	23
2018	10.25	0.16	(0.10)	0.06	(0.17)^	—	(0.17)	10.14	0.54	28,236	0.70	0.70	1.58	20
2017	10.28	0.16	(0.03)	0.13	(0.16)	—	(0.16)	10.25	1.24	28,317	0.71	0.71	1.55	26

*	Annualized.
**	Not annualized.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Includes a return of capital of less than $0.01 per share.
(a)	Commenced operations on June 1, 2018.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

For the Years Ended July 31,

	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gains (Losses) on Investments	Total From Operations	Dividends From Net Investment Income	Distributions From Realized Gains		Total Dividends & Distributions	Net Asset Value, End of Year	Total Return†		Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Municipal Bond Fund

Institutional Class Shares
2021	$10.61	$0.26	$0.02	$0.28	$(0.26)	$(0.39)		$(0.65)	$10.24	2.77	%††	$38,590	0.56%	0.59%	2.49%	0%
2020	10.51	0.23	0.14	0.37	(0.27)	—	^^	(0.27)	10.61	3.56	††	55,286	0.46	0.56	2.19	19
2019	10.20	0.24	0.31	0.55	(0.24)	—	^^	(0.24)	10.51	5.49	††	155,224	0.41	0.51	2.31	9
2018	10.46	0.24	(0.21)	0.03	(0.25)	(0.04)		(0.29)	10.20	0.26	††	167,105	0.43	0.53	2.35	3
2017	10.70	0.24	(0.24)	—	(0.24)	—		(0.24)	10.46	0.00	††	259,606	0.42	0.52	2.28	21

Investor Class Shares
2021	$10.61	$0.23	$0.03	$0.26	$(0.23)	$(0.39)		$(0.62)	$10.25	2.61	%††	$4,797	0.81%	0.84%	2.23%	0%
2020	10.51	0.21	0.13	0.34	(0.24)	—	^^	(0.24)	10.61	3.30	††	4,729	0.73	0.83	1.96	19
2019	10.20	0.21	0.31	0.52	(0.21)	—	^^	(0.21)	10.51	5.21	††	6,292	0.66	0.76	2.07	9
2018	10.46	0.22	(0.22)	—	(0.22)	(0.04)		(0.26)	10.20	0.00	††	4,071	0.68	0.78	2.12	3
2017	10.70	0.21	(0.24)	(0.03)	(0.21)	—		(0.21)	10.46	(0.25	)††	5,440	0.67	0.77	2.03	21

†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
^^	Amount is less than $0.005 per share.
(1)	Per share data calculated using the average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Frost Family of Funds (the “Trust”) is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 11, 2018. The Frost Family of Funds include the Frost Growth Equity Fund (the “Growth Equity Fund”), Frost Total Return Bond Fund (the “Total Return Bond Fund”), Frost Credit Fund (the “Credit Fund”), Frost Low Duration Bond Fund (the “Low Duration Bond Fund”), and Frost Municipal Bond Fund (the “Municipal Bond Fund”) (each a “Fund” and, collectively, the “Funds”). With the exception of the Growth Equity Fund, each Fund is classified as a “diversified” investment company under the 1940 Act. Effective May 17, 2021, the Growth Equity Fund was reclassified from a “diversified” to a “non-diversified” investment company under the 1940 Act. The Growth Equity Fund seeks to achieve long-term capital appreciation. The Total Return Bond Fund, Credit Fund and Low Duration Bond Fund seek to maximize total return, consisting of income and capital appreciation, consistent with the preservation of principal. The Municipal Bond Fund seeks to provide a consistent level of current income exempt from federal income tax with a secondary emphasis on maximizing total return through capital appreciation. The Funds may change their investment objective without shareholder approval. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Certain of the Funds currently offer Institutional Class Shares, Investor Class Shares and A Class Shares.

Each Fund is a successor to a corresponding predecessor mutual fund of the same name that was a series of The Advisors’ Inner Circle Fund II (each, a “Predecessor Fund” and, collectively, the “Predecessor Funds”). Each Predecessor Fund was managed by Frost Investment Advisors, LLC (the “Adviser” or “Frost”) using substantially the same investment objectives, strategies, policies and restrictions as those used by its corresponding Fund. Each Predecessor Fund was reorganized into its corresponding Fund on June 24, 2019 in connection with each Fund’s commencement of operations (each, a “Reorganization”). Each Predecessor Fund is treated as the survivor of the relevant Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Funds for periods prior to June 24, 2019 is that of the Predecessor Funds.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if avail- able. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not avail- able on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Exchange-traded registered investment companies are valued at the closing price from the primary exchange.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

Open-end investment companies held in the Funds’ portfolios are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds dis- close fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended July 31, 2021, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Sub- chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more- likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

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As of and during the year ended July 31, 2021, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended July 31, 2021, the Funds did not incur any interest or penalties.

The Funds may also be subject to taxes imposed by governments of countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the Funds may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the Funds’ books. In many cases, however, the Funds may not receive such amounts for an extended period of time, depending on the country of investment. Upon the Fund’s receipt of reclaims, the reclaims are recorded as a reduction to foreign taxes withheld.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income. Litigation income received during the year is recorded as realized gains by the Fund when such information becomes known. Gains of this type are infrequent to the Fund and are not expected to reoccur on a consistent basis.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. The Fund’s investments in futures contracts are designed to enable the Fund to more closely approximate the performance of its benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Finally, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

For the year ended July 31, 2021, the Funds did not hold any Futures Contracts.

Expenses — Expenses of the Trust that can be directly attributed to a particular fund are borne by that fund. Expenses which cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by the specific class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Growth Equity Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. The Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, and Municipal Bond Fund each distribute their net investment income monthly, as available, and make distributions of their net realized capital gains, if any, at least annually.

Interfund Lending — The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the “Interfund Lending Program”) whereby the Funds may lend money to, and borrow money from, each other for temporary or emergency purposes, subject to certain terms and conditions. Participation in the Interfund Lending Program is voluntary for both borrowing and lending Funds. For the year ended July 31, 2021, the Funds did not participate in the Interfund Lending Program.

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Line of Credit — The Funds had entered into an agreement which enabled them to participate in a $50 million unsecured committed revolving line of credit on a first come, first serve basis, with MUFG Union Bank, N.A., the Funds’ former custodian. This line of credit was terminated on November 25, 2020.

3. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust. A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended July 31, 2021, the Funds were charged as follows for these services: $306,025 in the Growth Equity Fund, $2,282,504 in the Total Return Bond Fund, $136,911 in the Credit Fund, $328,754 in the Low Duration Bond Fund, and $37,662 in the Municipal Bond Fund.

The Funds have adopted a Distribution Plan (the “Plan”) for the Investor Class Shares and A Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of each Fund’s average net assets attributable to the Investor Class Shares and A Class Shares as compensation for distribution services.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for share- holder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ A Class Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for share- holders’ accounts and other shareholder services. For the year ended July 31, 2021, there were no fees charged to the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. serves as Custodian for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

The Adviser serves as the investment adviser to the Funds. The Adviser is a wholly owned non-banking subsidiary of Cullen/ Frost Bankers, Inc. (“Frost Bank”). For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its fees and/or reimburse expenses for certain Funds to the extent necessary to keep total annual Fund operating expenses from exceeding certain levels as set forth below until June 24, 2022 (the “Contractual Expense Limitation”) for the Growth Equity Fund, Total Return Bond Fund, Credit Fund and Low Duration Bond Fund. The Adviser is entitled to the same fee for its services to each Predecessor Fund as it is for each Predecessor Fund’s corresponding Fund. In addition, the Adviser agreed to the same Contractual Expense Limitation and Voluntary Expense Limitation, as applicable, for each Predecessor Fund as with its corresponding Fund.

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The table below shows the rate of each Fund’s investment advisory fee and the Adviser’s Contractual Expense Limitation, if any, for each Fund:

Fund	Advisory Fee Before Contractual Fee Reduction	Institutional Class Shares Contractual Expense Limitation	Investor Class Shares Contractual Expense Limitation*	A Class Shares Contractual Expense Limitation**

Growth Equity Fund†	0.50%	1.25%	1.50%	N/A

Total Return Bond Fund	0.35%	0.95%	1.20%	1.35%

Credit Fund††	0.50%	1.00%	1.25%	1.40%

Low Duration Bond Fund	0.30%	0.95%	1.20%	N/A

Municipal Bond Fund†††	0.25%	N/A	N/A	N/A

†	Prior to September 1, 2017, the investment advisory fee was 0.65%.

††	Prior to September 1, 2017, the investment advisory fee was 0.60%.

†††	Prior to November 28, 2020, the investment advisory fee was 0.35%.

*	The Rate includes the distribution amount of 0.25%.

**	The Rate includes the distribution amount of 0.25% and the servicing amount of 0.15%.

Prior to November 28, 2020, the Adviser had contractually agreed to waive the advisory fee for the Municipal Bond Fund (which was 0.35% at the time) by 0.01% (the “contractual fee reduction”) and had voluntarily agreed to reduce the advisory fee by an additional 0.09% (the “voluntary fee reduction”).

In addition, the Adviser has voluntarily agreed to reduce its fees and/or reimburse expenses of the Frost Municipal Bond Fund to the extent necessary to keep total annual Fund operating expenses (not including excluded expenses) for Institutional Class Shares and Investor Class Shares from exceeding 1.05% (the “voluntary expense limitation”). The Adviser intends to continue this voluntary expense limitation until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

If at any point it becomes unnecessary for the Adviser to make Expense Limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned Expense Limitations to recapture all or a portion of its prior Expense Limitation reimbursements made during the preceding three year period up to the expense cap in place at the time the expenses were waived. The Adviser, however, will not be permitted to recapture any amount that is attributable to its Voluntary Fee Reduction. During the year ended July 31, 2021, the Adviser did not recapture previously waived/reimbursed fees for the Funds.

6. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended July 31, 2021, were as follows:

	U.S. Government	Other	Total

Growth Equity Fund
Purchases	$—	$69,536,213	$69,536,213
Sales	—	118,125,747	118,125,747

Total Return Bond Fund
Purchases	518,920,700	559,934,407	1,078,855,107
Sales	331,274,307	1,081,291,680	1,412,565,987

Credit Fund
Purchases	—	33,553,779	33,553,779
Sales	—	63,459,244	63,459,244

	U.S. Government	Other	Total

Low Duration Bond Fund
Purchases	$32,808,555	$252,833,002	$285,641,557
Sales	4,012,149	204,003,007	208,015,156

Municipal Bond Fund
Purchases	—	—	—
Sales	—	18,961,923	18,961,923

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board, pursuant to Rule 17a-7 of the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

7. Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. The permanent differences primarily

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consist of reclassification of long term capital gain distribution on REITs, market discount adjustment, amortization adjustment on premium bond sold, gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, net operating loss offset to short term, and distribution reclassification. There were no permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of July 31, 2021.

The tax character of dividends and distributions declared during the years ended July 31, 2021, and July 31, 2020, was as follows:

	Tax Exempt	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Growth Equity Fund
2021	$—	$380,085	$14,453,738	$—	$14,833,823
2020	—	895,116	33,440,852	—	34,335,968
Total Return Bond Fund
2021	—	105,127,953	—	—	105,127,953
2020	—	144,118,880	—	—	144,118,880
Credit Fund
2021	—	7,256,313	—	—	7,256,313
2020	—	9,171,943	—	—	9,171,943
Low Duration Bond Fund
2021	—	7,412,469	617,161	—	8,029,630
2020	—	7,236,399	—	—	7,236,399
Municipal Bond Fund
2021	1,269,060	442,879	1,574,731	—	3,286,670
2020	2,486,538	221,093	27,847	—	2,735,478

As of July 31, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post-October Losses	Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Growth Equity Fund	$5,186,358	$—	$39,647,469	$—	$—	$—	$283,876,194	$6	$328,710,027
Total Return Bond Fund	5,566,301	—	—	(50,159,482)	(51,666,073)	—	26,435,149	8	(69,824,097)
Credit Fund	28,831	—	—	(1,159,602)	—	—	4,380,096	(3)	3,249,322
Low Duration Bond Fund	—	—	2,506,863	—	—	—	6,371,490	7	8,878,360
Municipal Bond Fund	—	8,087	504,314	—	—	—	2,266,414	(2)	2,778,813

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2020, through July 31, 2021, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2021, through July 31, 2021, and specified losses realized on investment transactions from November 1, 2020, through July 31, 2021, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Total Return Bond Fund	$12,000,223	$38,159,259	$50,159,482
Credit Fund	313,144	846,458	1,159,602

During the year ended July 31, 2021, Low Duration Bond Fund and Credit Fund utilized $566,543 and 290,220 respectively in capital loss carryforwards to offset capital gains.

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The aggregate cost of investments for federal income tax purposes at July 31, 2021, is different from book purposes primarily due to wash sales loss deferrals and the difference due premium amortization on callable securities. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2021, were as follows:

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Growth Equity Fund	$174,311,774	$284,889,269	$(1,013,075)	$283,876,194
Total Return Bond Fund	3,077,619,851	157,478,574	(131,043,425)	26,435,149
Credit Fund	162,298,535	7,252,149	(2,872,053)	4,380,096
Low Duration Bond Fund	466,559,499	7,007,974	(636,484)	6,371,490
Municipal Bond Fund	36,570,068	2,266,414	—	2,266,414

8. Risks:

Asset-Backed and Mortgage-Backed Securities Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

In addition, certain asset-backed securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations. In addition, a variety of economic, geographic, social and other factors, such as the sale of the under- lying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Collateralized Loan Obligations Risk (Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of uncreditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Credit Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

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U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the government sponsored agency’s own resources. As a result, investments in securities issued by government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Equity Risk (Growth Equity Fund): Since they purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of each Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in each Fund.

Foreign Company Risk (Growth Equity Fund, Credit Fund): Investing in foreign companies, whether through investments made in foreign markets or made through the purchase of ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (“SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk (Growth Equity Fund): The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

High Yield Bond Risk (Municipal Bond Fund, Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Interest Rate Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

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The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

Issuer Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Leverage Risk (Credit Fund): The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund): The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Management Risk (Each Fund): The risk that the investment techniques and risk analyses applied by the Adviser will not pro- duce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the Adviser and the individual portfolio manager in connection with managing each Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Market Risk (Each Fund): The risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Global health events and pandemics, such as COVID-19, have the ability to affect — quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations

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implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Municipal Issuers Risk (Low Duration Bond Fund, Municipal Bond Fund, Total Return Bond Fund): There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of each Fund’s municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer’s ability to levy and collect taxes.

Prepayment and Extension Risk (Total Return Bond Fund, Credit Fund, Low Duration Bond Fund, Municipal Bond Fund): Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with corporate-backed, mortgage-backed and asset-backed securities. If a security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Fund may not be able to invest the proceeds in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The Fund may be unable to capitalize on securities with higher interest rates or wider spreads because the Fund’s investments are locked in at a lower rate for a longer period of time.

Repurchase Agreement Risk (Credit Bond Fund, Low Duration Bond Fund, Total Return Bond Fund): Under a repurchase agreement, the seller of a security to the Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Sector Focus Risk (Growth Equity Fund, Credit Fund, Low Duration Bond Fund, Total Return Bond Fund): Because the Fund may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Small- and Mid-Capitalization Company Risk (Growth Equity Fund): The small- and mid-capitalization companies in which these Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

State-Specific Risk (Municipal Bond Fund): The Fund is subject to the risk that the economy of the states in which it invests, and the revenues underlying state municipal bonds, may decline. Investing primarily in a single state means that the Fund is more exposed to negative political or economic factors in that state than a fund that invests more widely.

Structured Note Risk (Credit Fund): The Fund may invest in fixed income linked structured notes. Structured notes are typically privately negotiated transactions between two or more parties. The fees associated with a structured note may lead to increased tracking error. The Fund also bears the risk that the issuer of the structured note will default. The Fund bears the risk of loss of its principal investment and periodic payments expected to be received for the duration of its investment. In addition, a liquid market may not exist for the structured notes. The lack of a liquid market may make it difficult to sell the structured notes at an acceptable price or to accurately value them.

Zero Coupon, Deferred Interest and Pay-In-Kind Bond Risk (Credit Fund): These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest- bearing securities having similar maturities and credit quality.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

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9. Other:

On July 31, 2021, the number of shareholders below held the following percentage of the outstanding shares of the Funds:

	# of Shareholders	% of Outstanding Shares
Growth Equity Fund
Institutional Class Shares	3	68.98%
Investor Class Shares	1	79.95%

Total Return Bond Fund
Institutional Class Shares	3	51.50%
Investor Class Shares	1	19.49%
A Class Shares	2	35.92%

Credit Fund
Institutional Class Shares	2	77.26%
Investor Class Shares	1	68.36%
A Class Shares	1	27.98%

Low Duration Bond Fund
Institutional Class Shares	2	51.28%
Investor Class Shares	1	60.00%

Municipal Bond Fund
Institutional Class Shares	1	45.40%
Investor Class Shares	2	89.83%

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

10. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of July 31, 2021.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Frost Family of Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Frost Family of Funds (the “Trust”) (comprising the Frost Credit Fund, Frost Growth Equity Fund, Frost Low Duration Bond Fund, Frost Municipal Bond Fund, and Frost Total Return Bond Fund (collectively referred to as the “Funds”)) including the schedules of investments, as of July 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Frost Family of Funds at July 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Frost investment companies since 2008.

San Antonio, Texas

September 28, 2021

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FROST FAMILY OF FUNDS

TRUSTEES AND OFFICERS OF THE FROST FUND FAMILY (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED
TRUSTEES[2,3]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (since 2019)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
MACE MCCAIN (Born: 1958)	Trustee (since 2021)	President, Chief Investment Officer and Manager of Frost Investment Advisors LLC since 2021. Executive Vice President, Statewide Portfolio Management Team Leader of Frost Bank – Financial Services, 2017 to 2021. Managing Director and Regional Portfolio Manager of Frost Investment Advisors LLC, 2009 to 2016.
INDEPENDENT
TRUSTEES[3]

JOSEPH T. GRAUSE, JR (Born: 1952)	Trustee and Lead Independent Trustee (since 2019)	Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
BRUCE SPECA (Born: 1956)	Trustee (since 2019)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
ROBERT MULHALL (Born: 1958)	Trustee (since 2019)	Partner, Ernst & Young LLP, from 1998 to 2018.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor, the Adviser and/or their affiliates.

3	Trustees oversee 5 funds in the Frost Family of Funds.

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Mr. Nesher is a Trustee who may be deemed to be an “interested” person, as that term is defined in the 1940 Act, of the Trust by virtue of his affiliation with the Distributor and/or its affiliates. Mr. McCain is a Trustee who may be deemed to be an “interested” person, as that term is defined in the 1940 Act, of the Trust by virtue of his affiliation with the Adviser and/or its affiliate. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-71-FROST. The following chart lists Trustees and Officers as of July 31, 2021:

Other Directorships Held in the Past 5 Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments-Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016.
None.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

FROST FAMILY OF FUNDS

TRUSTEES AND OFFICERS OF THE FROST FUND FAMILY (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (since 2019)	Director of Client Service, SEI Investments, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2019)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2019)	Fund Accounting Manager, SEI Investments, since 2000.
ANDREW METZGER (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2019)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Frost Family of Funds, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Secretary (since 2019)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2019)	Counsel at SEI Investments since 2019. Vice President, JPMorgan Chase & Co., from 2012 to 2018.

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Other Directorships Held in the Past 5 Years

None.

None.

None.
None.
None.
None.
None.

FROST FAMILY OF FUNDS

TRUSTEES AND OFFICERS OF THE FROST FUND FAMILY (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)

ROBERT MORROW (Born: 1968)	Vice President (since 2019)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2019)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

Other Directorships Held in the Past 5 Years

None.
None.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a fund’s average net assets; this percentage is known as a fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2021, to July 31, 2021).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

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DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

	Beginning Account Value 2/1/2021	Ending Account Value 7/31/2021	Annualized Expense Ratios	Expense Paid During Period*

Growth Equity Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,189.40	0.63%	$3.42
Investor Class Shares	$1,000.00	$1,188.20	0.88%	$4.77
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.67	0.63%	$3.16
Investor Class Shares	$1,000.00	$1,020.43	0.88%	$4.41

Total Return Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,023.60	0.46%	$2.31
Investor Class Shares	$1,000.00	$1,022.40	0.71%	$3.56
A Class Shares	$1,000.00	$1,023.40	0.71%	$3.56
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.51	0.46%	$2.31
Investor Class Shares	$1,000.00	$1,021.27	0.71%	$3.56
A Class Shares	$1,000.00	$1,021.27	0.71%	$3.56

Credit Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,031.60	0.71%	$3.58
Investor Class Shares	$1,000.00	$1,030.30	0.96%	$4.83
A Class Shares	$1,000.00	$1,030.40	0.96%	$4.83
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.27	0.71%	$3.56
Investor Class Shares	$1,000.00	$1,020.03	0.96%	$4.81
A Class Shares	$1,000.00	$1,020.03	0.96%	$4.81

	Beginning Account Value 2/1/2021	Ending Account Value 7/31/2021	Annualized Expense Ratios	Expense Paid During Period*

Low Duration Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,002.40	0.43%	$2.13
Investor Class Shares	$1,000.00	$1,002.10	0.68%	$3.38
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,022.66	0.43%	$2.16
Investor Class Shares	$1,000.00	$1,021.42	0.68%	$3.41

Municipal Bond Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,011.30	0.57%	$2.84
Investor Class Shares	$1,000.00	$1,010.00	0.82%	$4.09
Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.97	0.57%	$2.86
Investor Class Shares	$1,000.00	$1,020.73	0.82%	$4.11

*

Unless otherwise indicated, expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

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BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

Frost Growth Equity Fund

Frost Total Return Bond Fund

Frost Credit Fund

Frost Low Duration Bond Fund

Frost Municipal Bond Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of Frost Family of Funds (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on February 24, 2021 to decide whether to renew the Agreement for an additional one-year term (the “February Meeting”). The February Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the February Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the February Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the February Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the February Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the February Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited) (Continued)

approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions, which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also received, and considered, representations from the Adviser about its services and its assessment about the appropriateness of the advisory fees. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 19, 2021, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020. The Program Administrator’s report included an assessment of how market conditions caused by the COVID-19 pandemic impacted the Funds’ liquidity risk during the period covered by the report. The Program Administrator’s report noted that the Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report. The Program Administrator’s report noted that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator’s report also noted that the Board approved a change to the membership of the committee serving as Program Administrator.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

Matters Submitted to a Vote of Shareholders (Unaudited)

A Special Meeting of the Shareholders of the Frost Family of Funds (the “Trust”) was held on May 17, 2021 for the purpose of electing the following five Trustees to the Board of Trustees of the Trust: Robert Nesher, Joseph T. Grause, Jr., Robert Mulhall, Bruce Speca and Mace McCain. There were 389,869,442 outstanding shares, 251,524,142 shares were voted representing 64.51% of the eligible outstanding shares. The results of the election are as follows:

Trustee/Nominee	Shares Voted For	Shares Withheld	Percentage Voted in Favor of	Percentage Withheld
Robert Nesher	251,105,051	419,091	99.83%	0.17%
Joseph T. Grause, Jr.	251,130,797	393,345	99.84%	0.16%
Robert Mulhall	224,248,264	27,275,878	89.16%	10.84%
Bruce Speca	224,221,326	27,302,816	89.15%	10.85%
Mace McCain	224,136,385	27,387,757	89.11%	10.89%

A Special Meeting of the Shareholders of the Frost Growth Equity Fund (the “Fund”), a series of the Trust, was held on May 17, 2021 for the purpose of voting to reclassify the diversification status of the Fund from diversified to non-diversified and eliminate a related fundamental policy. There were 23,308,859 outstanding shares, 18,811,313 shares were voted representing 80.70% of the eligible outstanding shares. The results of the votes are as follows:

	Number of Shares	Percentage of Outstanding Shares	Percentage of Shares Voted
For	18,801,597	80.66%	99.95%
Against:	4,894	0.02%	0.03%
Abstain:	4,822	0.02%	0.03%
Total:	18,811,313	80.70%	100%

FROST FAMILY OF FUNDS	F R O S T F U N D S | J U L Y 3 1, 2 0 2 1

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2021, taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2021, taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2021, the Funds are designating the following items with regard to distributions paid during the year:

	Return of Capital	Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)
Growth Equity Fund	0%	97%	3%	0%	100%
Total Return Bond Fund	0%	0%	100%	0%	100%
Credit Fund	0%	0%	100%	0%	100%
Low Duration Bond Fund	0%	8%	92%	0%	100%
Municipal Bond Fund	0%	48%	13%	39%	100%

	Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income (15% Tax Rate for QDI)(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Growth Equity Fund	79%	79%	0%	0%	100%
Total Return Bond Fund	0%	0%	10%	100%	0%
Credit Fund	0%	0%	0%	100%	0%
Low Duration Bond Fund	0%	0%	14%	98%	100%
Municipal Bond Fund(6)	0%	0%	0%	0%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6)

For California income tax purposes, for the fiscal year ended July 31, 2021, Municipal Bond Fund, designated 6.59% of their distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

Please consult your tax advisor for proper treatment of this information. This notification should be kept with you permanent tax papers.

FROST FAMILY OF FUNDS Investment Adviser Frost Investment Advisors, LLC 111 West Houston Street P.O. Box 2509 San Antonio,Texas 78299-2509 Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, Pennsylvania 19456 Administrator SEI Investments Global Fund Services One Freedom Valley Drive Oaks, Pennsylvania 19456 Independent Registered Public Accounting Firm Ernst & Young LLP 111 West Houston St., Suite 1901 San Antonio, Texas 78205 Legal Counsel Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, Pennsylvania 19103 This information must be preceded or accompanied by a current prospectus for the Funds. FIA-AR-001-1400

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial expert is Robert Mulhall, and is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Frost Family of Funds (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE July 31, 2021			FYE July 31, 2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)(2)	$237,800	None	None	$266,900	None	None
(b)	Audit-Related Fees(2)	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	The series of the Trust reorganized, effective as of June 24, 2019, from series of The Advisors’ Inner Circle Fund II into series of the Frost Family of Funds.

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(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether these services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether these services are consistent with SEC’s rules and whether the provision of these services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any said proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at the Audit Committee’s next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	FYE July 31, 2021	FYE July 31, 2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

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(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended July 31st were $11,250 and $12,500 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Frost Family of Funds

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 8, 2021

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO

Date: October 8, 2021

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